UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

Stillwater Mining Company
(Name of Registrant as Specified In Its Charter)

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As filed with the Commission on March 23, 2012

Stillwater Mining Company
1321 Discovery Drive
Billings, Montana 59102

March 23, 2012

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Stillwater Mining Company to be held on April 26, 2012, at 2:00 p.m. (Mountain Daylight Time) in Room 117, MSU-B College of Technology, 3803 Central Avenue, Billings, Montana 59102. At this meeting, we will ask you to consider and vote upon the election of the Company's directors, approval of the Company’s 2012 Equity Incentive Plan, ratification of the Company's independent auditors and to make an advisory vote on executive compensation.

Your vote is important. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether or not you attend in person.

Thank you for your ongoing support of, and continued interest in, Stillwater Mining Company.

Very truly yours,

Francis R. McAllister
Chairman and Chief Executive Officer

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Stillwater Mining Company
1321 Discovery Drive
Billings, Montana 59102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	2:00 p.m. (Mountain Daylight Time), on April 26, 2012

Place	Room 117, MSU-B College of Technology,
3803 Central Avenue, Billings, Montana 59102

Items of Business	(1) To elect directors.

(2) Approval of the Company’s 2012 Equity Incentive Plan.

(3)	To ratify the appointment of KPMG LLP as the Company's independent registered accounting firm for 2012.

(4)	To conduct an advisory vote on executive compensation.

(5) To attend to other business properly presented at the meeting.

Adjournments and
Postponements	Any actions on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	You are entitled to vote only if you were a Stillwater Mining Company stockholder as of the close of business on March 9, 2012.

Meeting Admission	You are entitled to attend the annual meeting only if you were a Stillwater Mining Company stockholder as of the close of business on March 9, 2012 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record, your ownership as of the record date will be verified prior to admittance into the meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to March 9, 2012 or similar evidence of ownership. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.

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The annual meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 1:30 p.m., local time, and you should allow ample time for the check-in procedures.

Voting	Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided.

By order of the Board of Directors,

Brent R. Wadman

Deputy General Counsel & Corporate Secretary

This notice of annual meeting and proxy statement and form of proxy are being distributed and made available on or about March 23, 2012.

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Table of Contents

GENERAL INFORMATION	5
Solicitation	5
Voting Rights	5
Voting	6
Revocability of Proxies	7
Important Notice	7
PROPOSAL 1: ELECTION OF DIRECTORS	7
Nominees for Election	8
BOARD OF DIRECTORS AND COMMITTEES	11
Director Independence	11
Committees	11
Candidate Selection Process	14
Nomination Process	16
Lead Independent Director	16
Board Oversight of Risk	17
Review of Compensation Risk	17
Stockholder Communication with Directors	18
Compensation Committee Interlocks and Insider Participation	19
Director Compensation	19
COMPENSATION DISCUSSION AND ANALYSIS	21
Executive Summary	21
The Compensation Committee	24
Compensation Philosophy & Objectives	26
Compensation Structure	27
Impact of Tax and Accounting	36
Stock Ownership Guidelines	36
Hedging Policy	37
Timing and Pricing of Equity Grants	37
Consideration of Prior Amounts Realized	38
COMPENSATION COMMITTEE REPORT	39
2011 SUMMARY COMPENSATION TABLE	40
2011 GRANTS OF PLAN BASED AWARDS	41
2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END	42
PENSION BENEFITS	43
2011 NON-QUALIFIED DEFERRED COMPENSATION	43
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL	45
EXECUTIVE COMPENSATION, OTHER COMPENSATION AND POTENTIAL PAYMENTS INFORMATION	50
Employment Agreements	50
Section 16(a) Beneficial Ownership Reporting Compliance	56
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	56
REPORT OF THE AUDIT COMMITTEE OF THE BOARD	57
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	60
PROPOSAL 2: APPROVAL OF THE COMPANY'S 2012 EQUITY

INCENTIVE PLAN	61
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM	71
PROPOSAL 4: ADVISORY VOTE ON EXECUTIVE COMPENSATION	72
STOCKHOLDER PROPOSALS	73
ADDITIONAL INFORMATION	73
GENERAL	74
EXHIBIT A	A-1

Stillwater Mining Company
1321 Discovery Drive
Billings, Montana 59102

PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 26, 2012
__________________

This Proxy Statement is being furnished to the stockholders of Stillwater Mining Company (the "Company") in connection with the solicitation by the Company's Board of Directors (the "Board") of proxies to be voted at the Annual Meeting of Stockholders of the Company and any postponements or adjournments thereof. The meeting will be held on April 26, 2012, at 2:00 p.m. (Mountain Daylight Time) in Room 117, MSU-B College of Technology, 3803 Central Avenue, Billings, Montana 59102.

These proxy solicitation materials were first mailed on or about March 23, 2012, to all stockholders entitled to vote at the meeting. The meeting is being held:

1.	To elect seven directors to the Company's Board.
2.	To approve the 2012 Equity Incentive Plan.
3.	To ratify the appointment of KPMG LLP as the Company's independent registered accounting firm for 2012.
4.	To conduct an advisory vote on executive compensation.
5.	To attend to other business properly presented at the meeting or any postponements or adjournments thereof.

GENERAL INFORMATION

Solicitation

The enclosed proxy is being solicited by the Board on behalf of the Company. The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, the officers, directors and employees of the Company may solicit proxies by telephone, telegraph, electronic means or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Common Stock of the Company (the "Common Stock") registered in the names of nominees. The Company will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

Voting Rights

Holders of shares of Common Stock at the close of business on March 9, 2012 (the "Record Date") are entitled to notice of and to vote at the meeting. On the Record Date, 115,635,279 shares of Common Stock were issued, outstanding and entitled to vote. The holders of at least 50% of the shares of Common Stock issued, outstanding and entitled to vote at the meeting, present in person or by proxy, constitutes a quorum.

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On December 13, 2010, MMC Norilsk Nickel, the Company’s then largest stockholder completed the sale of 49.8 million shares of Common Stock owned by its wholly owned subsidiary, Norimet Limited. In connection with these transactions, Credit Suisse Capital LLC acquired 3,600,000 shares of Common Stock and UBS AG acquired 5,400,000 shares of Common Stock. On December 13, 2010, the Company entered into Voting Agreements with UBS AG and Credit Suisse Capital LLC. Pursuant to the Voting Agreements, UBS AG and Credit Suisse Capital LLC, agreed, subject to certain conditions, to cause all of these shares (to the extent they are still beneficially owned by them) to be counted as present at any meeting of the Company’s stockholders, including the Annual Meeting, and to vote these shares in the same proportion as all of the outstanding shares of Common Stock are actually voted.

Each share of Common Stock outstanding on the Record Date is entitled to one vote.

Voting

The vote of the holders of (i) a plurality of the shares present in person or represented by proxy is required to approve Proposal 1, regarding the election of directors, (ii) a majority of the shares present in person or represented by proxy is required to approve Proposal 2, regarding the approval of the Company’s 2012 Equity Incentive Plan and (iii) a majority of the shares present in person or represented by proxy is required to approve Proposal 3, regarding the ratification of the selection of KPMG LLP as the Company's independent registered accounting firm. The Company will also review and consider the votes for and against Proposal 4, regarding an advisory vote on executive compensation.

If a stockholder abstains from voting on any matter, the Company intends to count such stockholder as present for purposes of determining whether a quorum is present at the meeting for the transaction of business. Unless contrary instructions are indicated on a proxy, the shares of Common Stock represented by such proxy will be voted FOR the election as directors of the nominees named in this proxy statement, FOR approval of the 2012 Equity Incentive Plan and FOR ratification of the selection of KPMG LLP as the Company's independent registered accounting firm. Additionally, the Company intends to count broker "non-votes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Abstentions and non-votes will not be counted as votes cast for or against items submitted for a vote of stockholders.

Neither management nor the Board knows of any other matters to be brought before the meeting. If other matters are presented properly to the stockholders for action at the meeting or postponements or adjournments thereof, then the proxy holders named in the proxy have advised that they intend to vote in their discretion on all matters in which the shares of Common Stock represented by such proxy are entitled to vote.

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Revocability of Proxies

Any proxy may be revoked at any time before it is voted by (i) written notice to the Company's Corporate Secretary, (ii) receipt of a proxy properly signed and dated subsequent to an earlier proxy, or (iii) by request in person at the meeting. If not revoked, the shares of Common Stock represented by a proxy will be voted according to the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 26, 2012.

The proxy statement, proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2011, are available on our website at www.stillwatermining.com under the heading “Investor Relations”.

PROPOSAL 1:
ELECTION OF DIRECTORS

All Directors have agreed to stand for re-election as Directors at this year's annual meeting and have been approved by the Nominating Committee of the Board.

The seven (7) persons set forth below have been nominated to serve as directors of the Company until the next annual meeting of stockholders or until their respective successors are elected and each person has consented to being named as a nominee. All of the nominees are currently directors of the Company.

Directors are elected by a plurality of the votes cast by stockholders who are present in person or represented by proxy and entitled to vote at a meeting at which a quorum is present. Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF PROPOSAL 1.

It is anticipated that proxies will be voted for the nominees listed below, and the Board has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the proxy holders named in the proxies have advised that they will vote for the election of such substitute or additional nominees as the Board may propose.

The name and age of each nominee, his or her principal occupation for at least the past five (5) years and certain additional information is set forth below. Such information is as of the date hereof and is based upon information furnished to the Company by each nominee.

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Nominees for Election

Francis R. McAllister (age 69). Francis R. McAllister became a director of the Company on January 9, 2001 and the Chairman of the Board and Chief Executive Officer of the Company on February 12, 2001. Prior to his appointment to the Board, Mr. McAllister was with ASARCO Incorporated from 1966 to 1999, serving as Chairman and Chief Executive Officer in 1999, Chief Operating Officer from 1998 to 1999, Executive Vice President -- Copper Operations from 1993 to 1998, Chief Financial Officer from 1982 to 1993 and in various professional and management positions from 1966 to 1982. He currently serves on the Board of Directors of Cliffs Natural Resources (f/k/a Cleveland Cliffs, Inc.), an iron ore and coal mining company.

The Board believes that Mr. McAllister should continue to serve on the Board of Directors based on his leadership of the Board and as Chief Executive Officer of the Company through 11 years of significant challenges and growth, and his significant knowledge and deep understanding of the Company and the mining industry.

Craig L. Fuller (age 61). Craig L. Fuller, was appointed a director of the Company on June 16, 2003. Mr. Fuller has been the President and Chief Executive Officer of the Aircraft Owners and Pilots Association (AOPA) since January 1, 2009. AOPA is the largest general aviation membership organization in the world.

From 2007 to 2009, Mr. Fuller was Executive Vice President of APCO Worldwide and he remains a member of the APCO Worldwide International Advisory Council.

From 1999 to 2007, Mr. Fuller was the President and Chief Executive Officer of the National Association of Chain Drug Stores (NACDS). NACDS is a leading trade organization focused on major health care policy issues.

From 1981 to 1989, Mr. Fuller served in the White House as assistant to President Ronald Reagan for cabinet affairs and then as Chief of Staff to Vice President George H.W. Bush. From 1988 to 1989, he served as co-director of President-elect Bush’s transition team.

Upon leaving the White House to enter the private sector, Mr. Fuller joined The Wexler Group, later acquired by Hill & Knowlton, where, from 1989 to 1992 he served as President of its U.S. operations and head of worldwide public affairs. From 1992 to 1996 he was Senior Vice President for Corporate Affairs at Philip Morris Companies. From 1996 to 1999 he led the board of director’s practice at Korn/Ferry International and in 1995 and 1996 he served as Vice Chairman of Burson-Marsteller.

With regular interviews on politics and public affairs, as well as weekly and monthly online columns, Mr. Fuller is a frequent commentator and speaker on a wide range of topics. He is a director of the United States Chamber of Commerce and the National Chamber Foundation. Additionally, he is a trustee of the George Bush Presidential Library Foundation, and served for 10 years as a trustee of the John F. Kennedy Center for the Performing Arts.

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Mr. Fuller earned his Bachelor of Science in Political Science from the University of California at Los Angeles and a master’s degree in Urban Affairs from Occidental College.

The Board believes that Mr. Fuller should continue to serve on the Board of Directors based on his extensive management and leadership experience in the private and public sectors and his deep understanding of our Company and the issues affecting our industry.

Steven S. Lucas (age 46). Steven S. Lucas was appointed a director of the Company on June 23, 2003. Mr. Lucas is a partner at Nielsen, Merksamer, Parrinello, Mueller & Naylor, as well as a Lecturer at Law for Stanford Law School. He joined Nielsen, Merksamer, Parrinello, Mueller & Naylor, a California based law firm, in 1995 and has been a partner since 1999. Previously, Mr. Lucas was an attorney at Sullivan & Cromwell from 1991 to 1995. He received his law degree, magna cum laude, from Harvard Law School in 1990, and a B.A. in economics/business, magna cum laude, from UCLA in 1987.

The Board believes that Mr. Lucas should continue to serve on the Board of Directors based on his strong legal background and understanding of our Company.

Michael Schiavone (age 71). Michael Schiavone was appointed a director of the Company on January 26, 2009. Mr. Schiavone has an extensive background in the metals recycling business, and since 2001, he has been involved in real estate and property investment. In 1963, Mr. Schiavone joined the family business, Michael Schiavone & Sons, Inc., a metals recycling business. He served as Chairman of the Board and Chief Executive Officer from 1972 to 1999. He previously owned Schiavone Metalli Europa, and served with Camden Iron & Metal, Inc. from 1969 until 1995. Mr. Schiavone was a director of New Haven Boys & Girls Club from 1980 until 1995. He holds a Bachelor of Arts degree from Boston University.

The Board believes that Mr. Schiavone should continue to serve on the Board of Directors based on his background and experience in the metal recycling industry.

Patrick M. James (age 66). Patrick M. James was appointed a director of the Company on January 9, 2001 and has served as the Company's lead independent director since July 24, 2002. Since March 2001, Mr. James has been an independent natural resource management consultant and professional corporate director. Mr. James was the President and Chief Executive Officer of Rio Algom Limited from June 1997 to March 2001. Prior to joining Rio Algom Limited, Mr. James spent 18 years with Santa Fe Pacific Gold Corporation, becoming President and Chief Operating Officer in 1994 and Chairman, President and Chief Executive Officer in 1995. Mr. James was a director of Dynatec Corporation, a Canadian nickel mining company from 2001 until its sale in 2007. He was Chairman, and later President, Chief Executive Officer and director of Constellation Copper Corporation, a Canadian base metal mining company from June, 2002 until December, 2008, when the company filed for bankruptcy protection. He also served on the advisory board for Resource Capital Funds III and IV from 2002 until 2008. From 2004 until the present he has been a director and Chairman of Centerra Gold Inc., a Canadian gold mining company. Since December 2010, Mr. James has also served as Chairman and a director of General Moly, Inc. Mr. James is a member of the Colorado School of Mines Foundation board of directors. He received a Masters of Management from the University of New Mexico in 1984, and an Engineer of Mines from Colorado School of Mines in 1968.

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The Board believes that Mr. James should continue to serve on the Board of Directors based on his experience in the mining industry for more than 45 years, at levels ranging from underground miner to executive management. Mr. James’ national and international experience in mine development and production, and mergers and acquisitions in the mining industry contribute greatly to our Board.

Michael S. Parrett (age 60). Michael S. Parrett was elected to the Board on May 7, 2009.  Mr. Parrett has been an independent consultant since 2002.  During 2002, 2003 and the first quarter of 2004 Mr. Parrett served as a financial consultant to Stillwater Mining Company.  From 1990 to 2001 he was Chief Financial Officer and President of Rio Algom and Chief Executive of Billiton Base Metals.  From 1983 to 1989 Mr. Parrett performed various financial functions, including Controller, Chief Financial Officer, Treasurer, Controller Marketing and Director Internal Audit at Falconbridge Limited.  He was on the Board of Directors of Gabriel Resources Ltd from 2003 through 2010 and was Chairman from December 2005 through June 2010. He is currently on the Board of Directors of Pengrowth Corporation since 2004.  Mr. Parrett was appointed to the Board of Directors of Sunshine Silver Mines Corporation and Mongolia Minerals Corporation in 2011. Mr. Parrett is a Chartered Accountant and received his Bachelor of Arts from York University.

The Board believes that Mr. Parrett should continue to serve on the Board of Directors based on his more than 25 years of mining finance experience, his strong financial and accounting background and his in depth knowledge of financial issues affecting our industry.

Sheryl K. Pressler (age 61). Sheryl K. Pressler has been a director of the Company since May 9, 2002. Ms. Pressler has been an investment and strategy consultant in Atlanta, Georgia since 2001. From 2000 to 2001, she was Chief Executive Officer for Lend Lease Real Estate Investments -- United States, a subsidiary of Lend Lease Corporation, an Australian real estate services company. From 1994 to 2000, she was the Chief Investment Officer for the California Public Employees' Retirement System, the nation's largest public pension fund. From 1981 to 1994, she was responsible for the management of the Retirement Funds for the McDonnell Douglas Corporation. Ms. Pressler has served on the Board of Directors of ING Funds Unified since 2006 and on the Board of Directors of Centerra Gold since 2008. She is currently a member of the Audit Committee of both Boards of Directors. Previously, Ms. Pressler was a director of Nuevo Energy Company from 2002 until 2004. Ms. Pressler received her B.A. in philosophy from Webster University and her M.B.A. from Washington University.

The Board believes that Ms. Pressler should continue to serve on the Board of Directors based on her strong investment and strategy background and her deep knowledge of our Company and our industry.

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BOARD OF DIRECTORS AND COMMITTEES

The Board met 24 times during 2011. Each director attended 95% or more of the total number of meetings of the Board and each of the committees on which he or she served in 2011. The non-employee directors regularly meet in executive session without management.

It is the Company's policy that directors are invited and encouraged to attend the Annual Meeting of Stockholders. All of the Company's directors attended last year's annual meeting of stockholders in person or by telephone.

Director Independence

The Board follows certain guidelines put in place for determining director independence, which meet or exceed the listing standards of the New York Stock Exchange (“NYSE”) with respect to director independence. These guidelines can be found on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Independence Criteria for Directors." A copy may also be obtained upon request from the Company's Corporate Secretary at Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102.

These guidelines provide objective as well as subjective criteria that the Board will utilize in determining whether each director meets the independence standards of the Securities and Exchange Commission (the "SEC") and the NYSE applicable to the Company. Additionally, the Company complies with guidelines adopted pursuant to the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).

The Board undertook its annual review of director transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates.

The Board affirmatively determined that all of the directors being nominated for election at the annual meeting are independent of the Company and the Company's management under the standards set forth in the Corporate Governance Principles, a copy of which is available on the Company’s corporate website at www.stillwatermining.com, with the exception of Francis R. McAllister. Mr. McAllister is considered an inside director because he is the Chief Executive Officer of the Company.

Committees

Audit Committee. The Company has a standing Audit Committee as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee held five (5) meetings during 2011. During 2011, the Audit Committee was composed of Sheryl K. Pressler (Chairperson), Steven S. Lucas, and Michael S. Parrett. The Board has determined that the members of the Audit Committee are "independent," as defined in Section 303A.02 of the NYSE's listing standards and Rule 10A-3(b)(1) of the General Rules and Regulations under the Exchange Act.

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The Audit Committee reviews the accounting principles and procedures of the Company and its annual financial reports and statements, recommends to the Board the engagement of the Company's independent auditors, reviews with the independent auditors the plans and results of the auditing engagement and considers the independence of the Company's auditors. The Audit Committee is also responsible for reviewing the Company's finance matters.

The Audit Committee is governed by a written charter which is available on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Charters/Audit Committee Charter." Copies of this charter are also available in print to stockholders upon request, addressed to the Corporate Secretary at Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102.

The Audit Committee also follows a written Audit and Non-Audit Services Pre-Approval Policy for services to be performed by the independent auditor. Proposed services may be either (i) pre-approved without consideration of specific case-by-case services by the Audit Committee ("General Pre-Approval") or (ii) require the specific pre-approval of the Audit Committee ("Specific Pre-Approval"). The Audit Committee believes that the combination of these two approaches results in an effective and efficient procedure to pre-approve services performed by the independent auditor to ensure the auditor's independence is not impaired. Unless a type of service has received General Pre-Approval, it requires Specific Pre-Approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed specific individual project to provide an otherwise generally approved service whose expected fees exceed $25,000 requires an overriding Specific Pre-Approval by the Audit Committee.

For both types of pre-approval, the Audit Committee shall consider whether such services are consistent with the rules of the SEC on auditor independence. The Audit Committee also considers whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors are considered by the Audit Committee in its business judgment as a whole, and no one factor is determinative.

The term of any General Pre-Approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee may revise the list of General Pre-Approved services from time to time, based on subsequent determinations.

This policy is available on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Policies/Audit and Non-Audit Policy". Copies of this policy are also available in print to stockholders upon request, addressed to the Corporate Secretary at Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102.

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SEC rules and NYSE listing standards require the Board to determine whether a member of its audit committee is an "audit committee financial expert" and disclose its determination. According to these requirements, an audit committee member can be designated an audit committee financial expert only when the audit committee member satisfies five specified qualification requirements, such as experience (or "experience actively supervising" others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with the Company's financial statements. SEC rules further require such qualifications to have been acquired through specified means of experience or education. The Board has determined that Michael S. Parrett, an Audit Committee member, qualifies as an audit committee financial expert. The Board believes that the current members of the Audit Committee are qualified to carry out the duties and responsibilities of the Audit Committee.

Compensation Committee. The Company has a Compensation Committee as required pursuant to Section 303A.05 of the NYSE's listing standards. The Compensation Committee held five (5) meetings during 2011. During 2011, the Compensation Committee was composed of Steven S. Lucas (Chairman), Craig L. Fuller and Patrick M. James. The Board has determined that all of the members of the Compensation Committee are "independent," as defined in Section 303A.02 of the NYSE's listing standards. The Company is in compliance with the requirement of the NYSE to have a compensation committee comprised entirely of independent directors. Additionally, the Company intends to fully comply with any further guidelines that may arise from the 2010 Dodd-Frank Wall Street Reform and Consumer Protection Act with respect to Compensation Committee member independence. The principal responsibilities of the Compensation Committee are to establish policies and determine matters involving executive compensation, recommend changes in employee benefit programs, approve the grant of stock options and stock awards under the Company's stock plans and provide assistance to management regarding key personnel selection. The Compensation Committee's written charter is available on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Charters/Compensation." A copy of the charter is also available in print to stockholders upon request, addressed to the Corporate Secretary at Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102.

Health, Safety and Environmental Committee. The Company has a Health, Safety and Environmental Committee. The principal responsibilities of this committee are (i) to review the Company's environmental and occupational health and safety policies and programs, (ii) to oversee the Company's environmental and occupational health and safety performance, and (iii) to monitor current and future regulatory issues. During 2011, the Health, Safety and Environmental Committee consisted of Michael Schiavone (Chairman), Sheryl K. Pressler, and Craig L. Fuller. This committee held two (2) meetings in 2011.

Committee on Ore Reserves. The Company has a Committee on Ore Reserves. The principal responsibilities of this committee are (i) to advise the Board on the appropriateness, accuracy and completeness of the Company's ore reserves, and (ii) to ensure that management appropriately presents the Company's ore reserves to regulatory agencies. During 2011, the Committee on Ore Reserves was composed of Michael S. Parrett (Chairman), Patrick M. James and Sheryl K. Pressler. This committee held three (3) meetings in 2011.

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Corporate Governance and Nominating Committee. The Company has a Corporate Governance and Nominating Committee as required pursuant to Section 303A.04 of the NYSE's listing standards. The Corporate Governance and Nominating Committee held three (3) meetings during 2011. The Corporate Governance and Nominating Committee is composed of Craig L. Fuller (Chairman), Patrick M. James, and Michael Schiavone. The Board has determined that all of the members of the Corporate Governance and Nominating Committee were independent directors under the NYSE listing standards and applicable SEC rules. The Company complies with the requirement of the NYSE to have a Corporate Governance and Nominating Committee comprised entirely of independent directors.

The principal responsibilities of the Corporate Governance and Nominating Committee are (i) identifying and recommending to the Board individuals qualified to serve as directors of the Company and on committees of the Board, (ii) advising the Board as to the appropriate size, function and procedures of the committees of the Board, (iii) developing and recommending to the Board corporate governance principles, and (iv) overseeing evaluation of the Board and the Company's executive officers.

The Corporate Governance and Nominating Committee is governed by a written charter. The Board also follows written corporate governance guidelines for the Company and a written policy for stockholder nomination of directors. These documents set forth the criteria and methodology the Board will use when considering individuals as nominees to the Board. Current copies of these documents are available on the Company's corporate website at www.stillwatermining.com under the headings "Corporate Governance/Charters/Corporate Governance/Nominating", "Corporate Governance/Governance Principles" and "Corporate Governance/Policies/Stockholder Nomination of Directors", respectively. Copies of these documents are also available in print to stockholders upon request, addressed to the Corporate Secretary at Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102.

The Company has a Business Ethics and Code of Conduct policy applicable to its officers, directors, employees and agents, which is available on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Policies/Business Ethics." The purpose of this policy is to provide legal, ethical and moral standards for the conduct of the Company's officers, directors, employees and agents. The Board has also adopted a written Code of Ethics for its Chief Executive and Senior Financial Officers which is available on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Policies/Code of Ethics for Senior Financial Officers." This document sets forth specific policies to guide the Chief Executive Officer, Chief Financial Officer and Controller in the performance of their duties. Copies of these documents are also available in print to stockholders upon request, addressed to the Corporate Secretary at Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102.

Candidate Selection Process

The minimum qualifications for serving as a director of the Company are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board's oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Corporate Governance and Nominating Committee examines a candidate's specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Company. The Corporate Governance and Nominating Committee seeks to have the Board represent a diversity of backgrounds and experiences.

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The Corporate Governance and Nominating Committee identifies potential nominees by asking current directors and executive officers to notify the committee if they become aware of persons meeting the criteria described above, who have had a change in circumstances that might make them available to serve on the Board, including retirement as a Chief Executive Officer or Chief Financial Officer of a public company or exiting government or military service. The Corporate Governance and Nominating Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described below, the Corporate Governance and Nominating Committee will also consider candidates recommended by stockholders.

Once a person has been identified by the Corporate Governance and Nominating Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Corporate Governance and Nominating Committee determines that the candidate warrants further consideration, the Chairman or another member of the committee contacts the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Corporate Governance and Nominating Committee requests information from the candidate, reviews the candidate's accomplishments and qualifications, including in light of any other candidates that the committee might be considering, and conducts one or more interviews with the candidate. In certain instances, committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate's accomplishments. The Corporate Governance and Nominating Committee's evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Under the Company's Corporate Governance Principles, the Corporate Governance and Nominating Committee will present a list of candidates to the Board for nomination. The Chief Executive Officer will be included in the process on a non-voting basis. Taking into account the factors outlined above, the Corporate Governance and Nominating Committee will make a recommendation to the Board and the Board will determine which of the recommended candidates to approve for nomination.

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Nomination Process

Nominations of persons for election as directors of the Company may be made at a meeting of stockholders, (a) by or at the direction of the Board, (b) by the Corporate Governance and Nominating Committee or persons appointed by the Board or (c) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in Section 3.3 of the Company's By-Laws. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Company's Corporate Secretary. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive office of the Company not less than fifty days nor more than seventy-five days prior to the meeting; provided, however, that in the event that less than sixty days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Company's Corporate Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Exchange Act, as now or hereafter amended; and (b) as to the stockholder giving the notice, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by such stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. No person shall be eligible for election by the stockholders as a director of the Company unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting of the stockholders shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

Lead Independent Director

In accordance with the Company's Corporate Governance Principles and By-Laws, the independent directors will designate a lead independent director who will preside at the executive sessions of the Board. Patrick M. James is currently designated as the lead independent director. The lead independent director's duties include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the Board's independent directors, facilitating communications between the independent directors and the other member(s) of the Board and conducting the annual CEO evaluation.

Currently, the Company has a combined CEO and Chairman position. Taking into account the role of our lead independent director, we believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our Board of Directors' leadership structure supports this approach. The Board has adopted governance policies and practices to ensure a strong and independent board that provides balance to the combined CEO and Chairman position as well as a required lead independent director.

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Board Oversight of Risk

Ultimately, the full Board has responsibility for risk oversight, but our committees help oversee risk in areas over which they have responsibility. The full Board receives regular updates related to various risks for both our company and our industry. The Audit Committee receives and discusses reports regularly from members of management, who are involved in the risk assessment and risk management functions on a daily basis. In addition, the Compensation Committee annually reviews, with the assistance of management, the overall structure of the Company’s compensation program and policies for all employees as they relate to the Company’s risk management practices.

The Board oversees the management of risks inherent in the Company’s businesses and the implementation of its strategic plan. The Board performs this oversight role by implementing multiple levels of review. In connection with its reviews of the operations of the Company’s business units and corporate functions, the Board addresses the primary risks associated with those units and functions. In addition, the Board reviews the risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company. The Board also unilaterally considers other risk topics at its meetings, including risks associated with our capital structure, strategic plan, and development activities. Further, the Board is routinely informed by management of developments that could affect our risk profile. The Board’s current role in risk oversight is complemented by our leadership structure.

Each of the Board’s Committees also manages Company risks that fall within the Committee’s areas of responsibility. In performing this function, each Committee has full access to management, as well as the ability to engage advisors.

As part of its oversight of the Company’s executive compensation program, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile, as more fully discussed below. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. Based on this review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

Review of Compensation Risk

•	The Compensation Committee annually reviews the overall structure of the Company’s executive compensation program and policies to ensure they are consistent with effective management of key enterprise risks and that they do not encourage executives to take unnecessary or excessive risks that could threaten the value of the enterprise.

•	With respect to the programs and policies that apply to our named executive officers, this review includes:

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•	analysis of how different elements of compensation may increase or mitigate risk-taking;

•	analysis of performance metrics used for short-term and long-term incentive programs and the relation of such incentives to the objectives of a particular position or business unit;

•	analysis of whether the performance measurement periods for short-term and long-term incentive compensation are appropriate;

•	analysis of the overall structure of compensation programs as related to business risks; and

•	an annual review of the Company’s share ownership guidelines, including share ownership levels and retention practices.

•	Based on this review, we believe the Company’s well-balanced mix of salary and short-term and long-term incentives are appropriate and consistent with the Company’s risk management practices and overall strategies. We also reviewed compensation plans generally as they apply to all employees and have determined that they are not likely to encourage or incentivize unnecessary risk-taking.

Stockholder Communication with Directors

The Board has a written policy on stockholder and interested party communications with directors, a copy of which is available on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Stockholder Communication with Directors."

Under the policy, stockholders and other interested parties may contact any member (or all members) of the Board (including, without limitation, the lead independent director, Patrick M. James, or the non-management directors as a group), any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to the Corporate Secretary, Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102. To communicate with any of our directors electronically, stockholders should go to our corporate website at www.stillwatermining.com. Under the heading "Corporate Governance/Stockholder Communication with Directors," you will find an on-line form that may be used for writing an electronic message to the Board, any individual director, or any group or committee of directors. Please follow the instructions on our website in order to send your message.

All communications received as set forth in the preceding paragraph will be opened by the office of our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

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Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are identified under "Committees" above. No member of the Compensation Committee was, at any time during 2011, an officer or employee, or a former officer, of the Company. No executive officer of the Company, other than Francis R. McAllister, has served on the board or compensation committee of any other entity that has or has had one or more executive officers serving as a member of the Board or Compensation Committee.

Director Compensation

Commencing on May 3, 2011, non-employee director retainers and meeting fees were increased to the following amounts: Each non-employee director receives a quarterly retainer of $15,000 which may be paid in cash or may be deferred in cash or Common Stock as described below. In addition, the Company pays each non-employee director and committee member $2,500 per meeting of the Board attended and $1,500 per telephonic meeting in which he or she participated. The Lead Independent Director and Audit Committee chair each receive an additional annual retainer of $20,000; the Compensation Committee chair receives an additional $15,000 annual retainer, and the Committee chairs each receive additional annual retainers of $10,000. The Company also reimburses all directors for reasonable travel expenses. In December 2004, the Board approved a guideline that non-employee directors should own Common Stock having a value of at least $100,000. Pursuant to that guideline, each director is asked to comply with this new guideline by the fifth anniversary of his or her election to the Board. Based on the closing price of $13.26 on March 9, 2012, all Directors are in compliance with this guideline.

With the exception of Messrs. Schiavone and Parrett, each of the Directors has over five years of service as a director for the Company.

On the date of each annual meeting of stockholders, each non-employee director will receive a grant of Restricted Stock Units valued at $50,000, with restrictions that lapse (vest) upon the earlier of six months following the grant or the director's death, disability, retirement or a change in control of the Company. A non-employee director may elect to defer all, or a portion, of their vested Restricted Stock grant into the 2005 Non-Employee Directors’ Deferral Plan, in which case, upon receiving deferred shares, the non-employee director is credited additional “matching” deferred shares in the amount of 20% of the non-employee director’s deferred shares. Matching shares are fully vested, and non-forfeitable. Any Restricted Stock Units which have not vested will result in forfeiture, unless otherwise provided under the terms of the Restricted Stock Unit Agreement. The minimum deferral period is two years.

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Additionally, the 2005 Non-Employee Director Deferral Plan allows non-employee directors to defer cash compensation for service as a director of the Company and later receive such compensation in the form of cash or shares of Common Stock. If a director elects to defer compensation and receive such compensation in the form of deferred shares of Common Stock, the number of shares such director will be entitled to receive will be determined by dividing the amount of compensation deferred during such quarter by the fair market value of one share of Common Stock on the last day that the stock traded before the end of such quarter. Upon receiving deferred shares of Common Stock, such director's account will be credited additional "matching" deferred shares in an amount equal to 20% of the number of deferred shares to which he or she is entitled pursuant to the calculation described above.

 2011 DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash (1)($)	Stock Awards (2)($)	Option Awards (3)($)	All Other Compen-sation (4) ($)	Total ($)
Craig L. Fuller	122,750	60,000			182,750
Patrick M. James	134,000	60,000		11,383	205,383
Steven S. Lucas	130,500	60,000		12,908	203,408
Ajay Paliwal (5)					0
Michael S. Parrett	121,750	60,000		6,383	188,133
Sheryl K. Pressler	136,500	60,000		6,383	202,883
Mark V. Sander (6)					0
Michael Schiavone	117,750	60,000			177,750

(1)	Amounts include fees deferred in the form of Common Stock in the Non-Employee Director Deferral Plan in the amount of $25,000 for Patrick M. James and $32,625 for Steven S. Lucas.

(2)	Value is based on the grant date fair value in accordance with FASB ASC Topic 718 for RSUs issued in 2011. These awards were granted with a 6 (six) month vesting period and vested on November 3, 2011. Patrick M. James, Steven S. Lucas, Michael S. Parrett, and Sheryl Pressler deferred their entire Common Stock grant into the Non-Employee Director Deferral Plan.

(3)	Stock and Option awards outstanding as of December 31, 2011, are as follows:

Name	Options Vested & Outstanding
Craig L. Fuller	15,000
Patrick M. James	10,000
Steven S. Lucas	-
Michael S. Parrett	-
Sheryl K. Pressler	10,000
Michael Schiavone	-

(4)	Amounts include a 20% Company match, in the form of Company stock, on fees and stock awards deferred in the form of stock into the Non-Employee Director Deferral Plan. The Company match is also deferred into the Non-Employee Director Deferral Plan.

(5)	Ajay Paliwal resigned from the Board of Directors on January 7, 2011.

(6)	Mark V. Sander resigned from the Board of Directors on January 7, 2011.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Company Performance

Stillwater Mining Company mines palladium and platinum from two underground mines located in south central Montana and operates a smelting and base metal refining complex in Columbus, Montana. In addition to processing the Company’s mine concentrates, these facilities recycle spent catalyst PGM containing materials from third parties.

The Company also owns the Marathon PGM-copper project located in north-western Ontario, which is a mine development project currently in the permitting and detailed engineering stage with the goal of constructing a conventional open pit mining and processing operation. The total Marathon project land position, including the Geordie Lake and Bermuda properties covers nearly sixty square miles.

In line with the Company’s long-term objective of positioning the Company for the future through growth and diversification, in the fall of 2011 the Company acquired Peregrine Metals, Ltd., whose principal asset is the Altar project, a large advanced stage copper-gold exploration property, located in the San Juan Province of Argentina.

The Company reported consolidated net income of $144.3 million in 2011. The Company’s safety performance was reflected in a 9.7% improvement in our incident rate from 2010. Mine production of palladium and platinum in 2011 was up 6.8% at 517,900 ounces, exceeding both initial and revised guidance, as well as 2010 production of 485,100 ounces. Recycling volumes of palladium, platinum, and rhodium were up 21.9% at 486,700 ounces compared with 399,400 ounces in 2010. Gross mining costs were up from 2010, however still within range for the 2011 business plan. The Company is now listed on the Toronto Stock Exchange. The Marathon Project’s original performance targets were designed around a timetable expecting Environmental Assessment (EA) guidelines to be received early in the first quarter of 2011. Following delays due to a Provincial and Federal decision to seat a Joint Panel for the purpose of developing and future project reviews, the guidelines were received in August 2011. The project team has responded above expectation in developing appropriate work products for submittal. Not only have their efforts dealt with more in-depth guideline requirements versus past EA practices but they have been able to reduce the estimated work product development timeline.

2011 Compensation Decisions

As a result of the above events named executive officer compensation outcomes for 2011 included the following:

•	Base salaries were generally increased so that executive compensation remained at market median levels consistent with our compensation philosophy;

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•	Annual cash incentive awards are generally structured to deliver pay that is consistent with market median levels for achievement of target performance. Safety, production, cost and strategic initiatives are the key metrics for our named executive officers’ annual cash incentive awards. These metrics provide for a balanced approach to measuring annual Company performance. The Company’s performance with respect to each of these metrics resulted in annual incentive payouts at approximately 21.6% above target levels; and

•	Long-term awards in the form of restricted stock units were made with a focus toward retention of the executives possessing the level of talent needed to attain the business objectives and strategic initiatives critical to our success, particularly in light of the intense competition for executive management in the industry and the fact that the Company does not maintain a pension plan. These awards were paid out at approximately 11% above target levels.

Relationship between Total Shareholder Return and CEO Compensation

Our compensation philosophy emphasizes pay-for-performance. While there are many ways in which to test this relationship, many institutions have focused on CEO pay as compared to Total Share Holder Return. The following chart illustrates the relationship between the CEO’s Total Direct Compensation and the Fiscal Year End Total Shareholder Return for a five year period.

*	2011 TDC includes bonus payout and 2012 grant date restricted stock value, based on 2011 performance.
**	TDC includes: (i) salary; (ii) bonus payout for prior year performance; and (iii) grant date restricted stock value based on prior year performance and issued in 2012.

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Best Compensation Practices

We believe that our compensation program builds upon the Company’s compensation governance framework and our overall pay-for-performance philosophy, which are demonstrated by the following:

•	Our compensation programs are intended to be balanced between short and long-term awards, cash and equity, and fixed vs. variable compensation, with a focus on aligning long-term performance of the Company with executive compensation.

•	Our short-term and long-term incentive plans are capped at maximum levels for each named executive officer.

•	We award a significant portion of our long-term incentive compensation in the form of restricted stock units, which are only awarded based on achievement of certain Company performance goals. The restricted stock units vest in thirds over a three year period, which is intended to align our named executive officers’ incentives with the long-term interests of stockholders.

•	We do not provide a defined benefit pension plan to our named executive officers.

•	Our executives hold significant stock in the Company for long periods of time, and for that reason we do not currently have the need to maintain a policy regarding stock ownership guidelines.

•	We maintain a policy that prohibits our directors, named executive officers, and other key executive officers from hedging the economic interest in the Company securities that they hold.

•	We have a policy that prohibits Company personnel, including the named executive officers, from engaging in any short-term, speculative securities transactions, including purchasing securities on margin, engaging in short sales, buying or selling put or call options, and trading in options (other than those granted by the Company).

•	We consider internal pay equity analyses when making compensation determinations with regard to the named executive officers.

•	The Compensation Committee engages an independent compensation consultant that does not provide any services to management and that had no prior relationship with management prior to the engagement.

•	We do not consider perquisites to be an important part of our compensation program and only provide de minimus benefits to our executives that are not offered to other employees of the Company.

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•	We have a strong risk management program, which includes our Compensation Committee’s significant oversight of the ongoing evaluation of the relationship between our compensation programs and risk.

Say-on-Pay Results

The Compensation Committee values the input of our stockholders regarding our executive compensation programs and practices. The vote results of our Annual Advisory Vote on Named Executive Officer Compensation (Say-on-Pay) are an important opportunity for stockholders to provide their input regarding executive compensation. Stockholder endorsement of the design and administration of our executive compensation programs was evidenced by an 87.7% vote of approval at our annual meeting held on May 3, 2011. As a result of this favorable vote regarding our named executive officers compensation, it was determined that no changes were necessary to our executive compensation design and administration.

The Compensation Committee continually evaluates best practices associated with good governance in executive compensation ensuring a proactive approach is maintained. Maintaining the level of stockholder support for our executive compensation is a priority, and we will continue to monitor stockholder perspectives and input on our Say-on-Pay vote, which will be held annually.

The Compensation Committee

General

The principal responsibilities of the Compensation Committee are to establish policies and determine matters involving executive compensation, recommend changes in employee benefit programs, approve the grant of stock options and stock awards under the Company's stock plans and provide assistance to management regarding key personnel selection. The Compensation Committee's written charter, which describes the specific duties of the Compensation Committee, is available on the Company's corporate website at www.stillwatermining.com, under the heading "Corporate Governance/Charters/ Compensation."

In making its decisions, the Committee routinely examines the following important business factors, discussed in more detail throughout this Compensation Discussion and Analysis:

*	financial reports on performance versus budget and compared to prior-year performance;

*	calculations and reports on levels of achievement of corporate performance objectives;

*	reports on the Company's strategic initiatives and budget for future periods;

*	information on the executive officers' stock ownership and option holdings;

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*	information sheets setting forth the total compensation of the named executive officers, including base salary, cash incentives, equity awards, perquisites, if any, and other compensation and any amounts payable to the executives upon voluntary or involuntary termination, early or normal retirement or following a change-in-control of the Company;

*	information regarding incentives and possible impact on excessively risky behavior; and

*	information regarding compensation programs and compensation levels at groups of companies identified by our independent compensation consultant.

Interaction with Management

In order to ensure that compensation programs are aligned with appropriate Company performance goals and strategic direction, management works with the Compensation Committee in the compensation-setting process. Specifically, management will provide the Compensation Committee with their evaluation of executive performance, recommend business performance targets and objectives, and recommend salary levels and restricted stock awards. However, all decisions regarding executive compensation are ultimately made by the Compensation Committee.

The Company’s Chairman and Chief Executive Officer and Vice President - Human Resources and Safety work with the Compensation Committee Chair to establish the agenda for Compensation Committee meetings. The Compensation Committee may also request that the CEO attend and participate in Committee meetings, at which the CEO provides background information regarding the Company's strategic objectives, evaluation of the performance of the senior executive officers, and compensation recommendations as to senior executive officers (other than himself). The Committee also seeks input from the Vice President – Human Resources and Safety as necessary and appropriate to carry out its duties. The Committee regularly meets in executive session without management in order to review recommendations and make compensation decisions.

Interaction with Compensation Consultants

In making its determinations with respect to executive compensation, the Compensation Committee has historically engaged the services of a compensation consultant. Since 2001, the Compensation Committee has retained the services of Pearl Meyer & Partners – an independent compensation consultant, to assist with its review of the compensation package of the named executive officers. In addition, in 2011 Pearl Meyer & Partners assisted the Committee with several special projects, including analysis of the ISS 2012 Pay-for-Performance Policy changes, review of our annual Compensation Risk Assessment and preparation of this proxy statement. Pearl Meyer & Partners performs no services for the Company other than executive and director compensation consulting.

The Committee retains Pearl Meyer & Partners, although in carrying out assignments, Pearl Meyer & Partners may also interact with Company management when necessary and appropriate. Specifically, the Vice President – Human Resources and Safety interacts with the consultants in order to provide compensation and performance data for the executives and the Company. In addition, Pearl Meyer & Partners may, at its discretion, seek input and feedback from the Vice President – Human Resources and Safety regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company's business strategy and identify data questions or other similar issues, if any, prior to presentation to the Compensation Committee.

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Compensation Philosophy & Objectives

Our compensation philosophy is to provide executives with market-competitive compensation that is aligned with Company and individual performance, as well as long-term stockholder value. The overall principle guiding executive compensation at the Company is to reward executives for delivering superior performance. The extent to which each executive reaches any particular level of compensation will vary based on Company performance, individual performance and experience. The specific objectives of our program are to:

•	motivate the Company’s management team to continually meet or exceed its operating targets without sacrificing long-term performance and growth;
•	support the Company's core values and strategic goals;
•	ensure that the Company is able to attract and retain the highest caliber executives;
•	ensure that compensation-related risk is balanced; and
•	promote the alignment of management's interests with those of its shareholders.

The following principles govern how the Company makes compensation decisions to foster the above objectives:

Focus on Results and Strategic Objectives

Our compensation analysis always begins with an examination of the Company's Business Plan and Strategic Objectives. Our compensation decisions are intended to attract and retain leaders and reward them for achieving the Company's strategic initiatives and objective measures of success.

Pay for Performance Culture

At the core of our compensation philosophy is our guiding belief that pay should be linked to performance. A significant portion of executive officer compensation is contingent upon, and variable with, achievement of objective Corporate and/or individual performance objectives.

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Compensation and Performance Pay Reflective of Position and Responsibility

As a result of our pay-for-performance culture our named executive officers are only paid based on achievement of performance results. The Compensation Committee believes that compensation and accountability should generally increase with advances in position and enlarged responsibilities. Consistent with this philosophy, total target compensation is higher for individuals with greater responsibility and greater ability to influence the Company's achievement of targeted results and strategic initiatives. In addition, as position advances and responsibilities are enlarged, a greater portion of the executive officer's total compensation is performance-based pay contingent on the achievement of performance objectives. Finally, equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation. It should also be noted that the long-term incentive awards have a cap and a floor as to potential payouts. The compensation package of our CEO has the largest portion of pay at risk, with 73% of his targeted total direct compensation based on performance of the Company. Other officers range from 47% to 56% of targeted total direct compensation at risk.

Compensation Decisions That Promote the Interests of Shareholders

Compensation should focus management on achieving strong short-term (annual) performance in a manner that supports and ensures the Company's long-term success and profitability. The Annual Incentive Program creates incentives for meeting annual performance targets, while equity grants encourage the achievement of longer-term objectives and retention, and vest in thirds over a three-year period. The Compensation Committee believes that restricted stock unit grants create long-term incentives that align the interest of management with the long-term shareholders.

Compensation Should be Reasonable and Responsible

We believe that compensation should be set at responsible levels. Our executive compensation programs are intended to be consistent with the Company’s primary focus on the safety of our employees, production, controlling costs, improving the state of development at the mines, continuing to grow the recycling business, Company growth and diversification and increasing the demand for palladium. Compensation must also be competitive as mining industry executives are in high demand and short supply and we expect this trend to continue.

Compensation Structure

Pay Levels and Benchmarking

The Compensation Committee believes that it is appropriate to establish compensation levels based primarily on benchmarking against similar companies, both in terms of compensation practices as well as levels of compensation. In this way, we can gauge if our compensation is competitive in the marketplace for our talent, as well as ensure that our compensation is reasonable.

The Compensation Committee reviews compensation levels for the named executive officers against compensation levels at the Comparator Group, which is developed by the Compensation Committee in conjunction with the Compensation Committee’s independent compensation consultant.

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The eleven (11) metal mining companies in our Comparator Group used for our 2011 compensation analysis are:

Cliffs Natural Resources, Inc.

Coeur d’Alene Mines Corporation

Gold Fields Limited

Goldcorp, Inc.

Golden Star Resources Ltd.

Hecla Mining Company

IAMGOLD Corporation

Kinross Gold Corporation

North American Palladium Ltd

Quadra FNX Mining Ltd.

Randgold Resources Limited

As in the past, sales for the most recent fiscal year and market capitalization at year end were used to establish comparability. This Comparator Group data is supplemented with survey compensation data to develop market compensation figures. None of the individual companies participating in such surveys were relied upon or relevant to Compensation Committee decision making. In addition, we also consider data points and trends from two additional, significantly larger, metal mining companies (Freeport-McMoRan Copper & Gold Inc. and Newmont Mining Corporation) for comparison purposes, although such data is not considered when the various statistical data points discussed below are calculated.

For consistency, the Committee currently intends to use the same Comparator Group as part of the annual marketplace study from year to year. The specific companies included in the Comparator Group may change, however, if there is a change in their size, relevance or other pertinent factor that impacts the comparability between our Company and theirs.

Utilizing the information described above, market compensation consensus numbers are developed for base salary, cash bonus and long-term incentive at the 25th percentile, median and 75th percentile. Base salary and cash bonus are then targeted for each officer at median levels depending upon performance, and at the 75th percentile for long-term incentive when certain targeted levels of performance are achieved. Because we do not maintain a defined benefit pension plan for our named executive officers, we believe it is important to enable them to have the opportunity to be at the 75th percentile of total long-term compensation, for commensurate Company performance, as compared to Comparator Group, many of which maintain such pension plans.

Pay Mix

We target each element of compensation as described above because we believe that it provides a well-proportioned and balanced mix of security-oriented compensation, retention value and at-risk compensation that produces short-term and long-term performance incentives and rewards. By following this portfolio approach, we generally provide the executive a measure of security in the minimum level of compensation the executive is eligible to receive, while motivating the executive to focus on the business metrics that will produce a high level of performance for the Company and long-term wealth creation for the executive, as well as reducing the risk of recruitment of top executive talent by competitors. The mix of metrics normally targeted for the Short-Term Incentive Plan and the Long-Term Incentive Plan likewise provides an appropriate balance between short-term financial performance and long-term financial and stock performance.

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For key executives, the mix of compensation is weighted at target more heavily towards at-risk pay (annual incentives and long-term incentives). This pay mix fundamentally results in a pay-for-performance orientation for our executives, consistent with our compensation philosophy. We place great emphasis on variable performance based compensation through the Short-Term Incentive Program and performance-related restricted stock unit grants. In addition, we believe that long-term incentives, and particularly equity compensation, provides a very important motivational and retentive aspect to the compensation package of our key executives. The charts below show the breakdown between fixed pay vs. variable performance-based pay, and long-term vs. short-term pay, at target for each executive officer for fiscal year 2011:

		Percentage of Total Compensation at Target			Percentage of Long-Term and Short-Term
Name	Title	Base Salary	Annual Bonus	Stock Grants	Short Term	Long Term
Francis R. McAllister	Chairman/Chief Executive Officer	18%	12%	70%	30%	70%
Gregory A. Wing	Vice President/ Chief Financial Officer	36%	14%	50%	50%	50%
John R. Stark	Executive Vice President/Chief Commercial Officer	33%	17%	50%	50%	50%
Terrell I. Ackerman	Vice President, Corporate Development	41%	17%	42%	57%	42%
Kevin G. Shiell	Vice President, Mining Operations	41%	17%	42%	57%	42%

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Pay Elements – Overview

The Company utilizes three (3) main components of compensation:

*	Base Salary – fixed pay that takes into account an individual’s role and responsibilities, experience, expertise and individual performance.

*	Annual Incentive/Bonus – variable pay that is designed to reward attainment of annual business goals, with target award opportunities generally expressed as a percentage of base salary.

*	Long-Term Incentives - stock-based awards including time-based restricted stock units that vest based on passage of time, but are only granted if certain company performance has been achieved.

In addition, executive officers participate in employee benefit plans generally available to all employees on the same terms as similarly situated employees. Other than use of a Company vehicle, which is needed for extensive business travel, life insurance and limited use of a Company ranch, the Company does not provide its executives with perquisites. The Company does not provide any other retirement benefits to our executives, other than eligibility to participate in its 401(k) Plan and a 409A Executive Deferred Compensation Plan. During 2011, the Company provided a Company stock match of up to six percent (6%) of the officers’ contributions into the 401(k) Plan (in the form of Company Stock) and 409A Deferred Compensation Plan, with the combined match not to exceed the lesser of six percent (6%) of the executive’s compensation or the executive’s contribution percentage. Effective January 1, 2012, the match was increased to eight percent (8%).

Pay Elements – Details

Base Pay. Our compensation philosophy is that base salary provides executives with a level of monthly income that ensures that the Company is able to attract and retain the caliber of executive talent needed to operate the business. In determining base salaries, we consider the executive's qualifications and experience, scope of responsibilities within the organization and future potential, the goals and objectives established for the executive, the executive's past performance, competitive salary practices at companies in the study groups (as discussed above in “Pay Levels and Benchmarking”), internal pay equity and the tax deductibility of base salary. Base salaries for new executive officers are determined by individual experience and performance, as well as planned responsibilities within the Company.

The Committee seeks to align executive officers' base salaries at approximately the median for the Company's Comparator Group. Adjustments to base salary are made annually based on individual performance or when substantive changes occur in the responsibilities of an executive officer. Base salaries are generally reviewed by the Committee in January of each year. The base salary increase for Terrell I. Ackerman was slightly higher than those of the other named executive officers as he assumed the role of Vice President – Corporate Development over both the Marathon and Altar Projects in August of 2011. Kevin G. Shiell was appointed the Company’s Vice President and GM Stillwater Operations in May of 2010 and in August of 2011 assumed the role of Vice President – Mining Operations overseeing both the Stillwater and East Boulder mines. The adjustment in Kevin G. Shiell’s base salary reflects the second step in a two-step process to bring his pay in alignment with his role and maintain the median range compensation philosophy.

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Adjustments were made to named executive officers’ base salaries in 2012, which resulted in keeping each officer’s base pay within a median range of the Comparator Group for similar positions. The specific adjustments made in 2012 for each named executive officer were as follows:

		2011	2012

Name	Title	Base Salary	Base Salary	Percentage of Increase

Francis R. McAllister	Chairman/Chief Executive Officer	$683,000	$717,000	5%
Gregory A. Wing	Vice President/Chief Financial Officer	$330,000	$350,000	6%
John R. Stark	Executive Vice President/Chief Commercial Officer	$365,000	$385,000	6%
Terrell I. Ackerman	Vice President, Corporate Development	$275,000	$300,000	9%
Kevin G. Shiell	Vice President, Mining Operations	$235,000	$295,000	26%

Short-Term Incentive Compensation. Annual target incentive measures are paid pursuant to our Short-Term Incentive Plan and are set each year relative to the Company’s Annual Business Plan where, for 2011, ninety percent (90%) of the total annual cash incentive (“Annual Bonus”) is based upon a quantitative formula, with the remaining ten percent (10%) based on Committee discretion of individual and group performance. The outcome of the annual incentive measures are then applied to individual Annual Bonus opportunities determined based on competitive practice and each named executive officer's position responsibilities. Each named executive officer has a threshold, target (the median) and maximum annual bonus opportunity, expressed as a percentage of base salary (with linear interpolation between opportunity percentages), as follows:

	Bonus at	Bonus at	Bonus at
	Threshold	Target	Maximum
	Performance	Performance	Performance
Executive Officer	Level	Level	Level

Chairman/Chief
Executive Officer	35%	70%	140%

Executive Vice President/
Chief Commercial Officer	25%	50%	100%

Chief Financial
Officer	20%	40%	80%

Other Executive Officers	20%	40%	80%

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Performance targets are established at the beginning of each year. Each target has a minimum threshold, target and maximum goal, with a potential funding of between zero percent (0%) and one hundred percent (100%) of the maximum award. At minimum threshold performance, each goal would be funded at twenty-five percent (25%) of the maximum, with zero funding for performance below threshold. If performance is at the target level, the bonus will be funded at fifty percent (50%) of the maximum award.

During 2011, the performance measures underlying the annual bonus included the following, with details as to each measure provided below:

Weighting as Percentage of
Total Annual Bonus
Safety	15%
Mine Production	30%
Mining Costs	15%
Recycling Operations	10%
Cash & Financing	10%
Strategic Actions	10%
Subtotal	90%

Board Discretionary Amount	10%
Total	100%

For 2011, the Committee utilized a “performance scorecard” with multiple performance standards that relate to the Company’s Annual Business Plan and current strategic priorities in order to determine payouts under the plan. The Committee believes that the target goals represent significant performance challenges to management and that the achievement of those goals will benefit the business and its stockholders. Achievement of the goals is subject to both management performance and external economic factors. Details as to each of the goals above and the results for 2011 are as follows:

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2011 Performance Review

2011 Management Initiatives			Final Report		Performance Ranking			Result
			Weight-ing	Performance	50%	100%	200%
1.		Safety	15%

	a.	Reportable Frequency - Total SMC Employees < 3.65	10%	20%	5% 3.8	10% 3.65	20% 3.5	0%

	b.	External Safety Audit of GET Safety Management System Develop Implementation Plan for Continuous Improvement	5%	10%	2.5%	5%	10%	10%

2.		Mine Production	30%

	a.	Mine Production: SWM = 370,000 ozs & EBM = 130,000 ozs	20%	34.3%	10% 475,000	20% 500,000	40% 525,000	34.3%

	b.	Primary Development - 38,100 feet (26,500 ft @ SMO & 11,600 ft @ EBO)	5%	8.4%	2.5% 36,195	5% 38,100	10% 40,005	8.4%

	c.	Kiruna Operational – 2nd Quarter (April 1, 2011)	2.5%	2.5%	1.25% 5/1/2011	2.5% 4/1/2011	5% 3/1/2011	2.5%

	d.	Stillwater Vent Raise – August 15, 2011	2.5%	2.5%	1.25% 9/15/2011	2.5% 8/15/2011	5% 7/15/2011	2.5%

3.		Mining Costs	15%		7.5%	15%	30%
	a.	Gross Mining Costs $492 per ounce		26%	$517	$492	$467	26%

4.		Recycling Operations	10%

	a.	Recycling – 7,300 Tons Processed Per Year	5%	6.5%	2.5% 6,935	5% 7,300	10% 7,665	6.5%

	b.	Precious Metal Refinery Engineering – 30% Capital 20% Operating Cost Estimate Complete – 11/30/2011	2.5%	0%	1.25% 12/30/2011	2.5% 11/30/2011	5% 10/30/2011	0%

	c.	Furnace Rebricked Ready for Use as Furnace – 9/1/2011 Slag Cleaning Project – Detailed Engr Complete 9/1/2011	2.5%	1.25% 0%	1.25% 10/1/2011 10/1/2011	2.5% 9/1/2011 9/1/2011	5% 8/1/2011 8/1/2011	1.25% 0%

5.		Cash and Financing	10%

	a.	2011 Year End Cash Balance $324MM	5%	5.4%	2.5% 308	5% 324	10% 340	5.4%

	b.	Assure Marathon Development Funding	5%	0%	2.5%	5%	10%	0%

6.		Strategic Actions	10%

	a.	TSX Listing Application Complete by 7/1/2011	2.5%	2.5%	1.25%	2.5%	5%	2.5%

	b.	Marathon Progress	5%	5%	2.5%	5%	10%	5%

	c.	Claim Position – Stillwater Complex Claim Plan Developed and Staked by 9/1/2011	2.5%	2.5%	1.25%	2.5%	5%	5%

		Sub total	90%	126.9%				109.4%
7.		Board Discretionary Amount	10%	Committee Discretion	Judgment			12.2%

		Total as Percent of Target	100%					121.6%

For the targets established in 2011, the management group achieved an apparent result of 109.4% of target performance with respect to the quantitative component of the annual incentive. While the Safety component for Reportable Frequency was achieved at a 20% ranking, the Chairman recommended that no payout be awarded due to the fatality that occurred at the Stillwater Mine on October 31, 2011. With respect to the discretionary component, the Compensation Committee determines the appropriate bonus award if any, given the levels of performance. The Compensation Committee’s discretionary range is 0% to 20%. The Committee has determined that the appropriate discretionary award is 12.2%. The quantitative score of 109.4% added to the discretionary award of 12.2% results in a payout of 121.6% of target for each officer.

			Short Term (Cash) Incentive
			Target Bonus
	2011 Base Salary	Target Bonus %	Quantitative Component	Discretionary Component	Bonus * (%)	Bonus ($)
F. McAllister	683,000	70.0%	109.4%	12.2%	85.1%	581,000
G. Wing	330,000	40.0%	109.4%	12.2%	48.6%	161,000
J. Stark	365,000	50.0%	109.4%	12.2%	60.8%	222,000
T. Ackerman	275,000	40.0%	109.4%	12.2%	48.6%	134,000
K. Shiell	235,000	40.0%	109.4%	12.2%	48.6%	114,000

* multiplier is 1.216 of target

Long-Term Incentive Compensation. The Company may provide additional incentives to executives through discretionary grants of stock options, restricted stock, restricted stock units, stock appreciation rights or other stock-based awards under the Company's 2004 Equity Incentive Plan, as amended or replaced from time to time, which serves to align executive interests with those of the stockholders.

In 2011, time-based restricted stock units were the primary long-term incentive award within the total compensation package. Restricted stock unit grants vest in thirds over a three-year period. The Committee plans to continue to use restricted stock units as a long-term incentive award because:

*	It aligns the interests of executives with those of the stockholders in that as share prices increase, executives and stockholders benefit in parity.

*	It reinforces the need to retain the officers during this critical period of development and strategic initiatives, fosters employee stock ownership, and focuses the management team on increasing value for the stockholders.

*	It focuses the officers on attainment of longer-term goals.

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In determining the number of shares of restricted stock units to be granted to our named executive officers, the Committee takes into account each individual’s: (1) market competitive award levels for the position, (2) scope of responsibility, (3) ability to affect profits and stockholder value, (4) historic and recent performance; and (5) the value of stock grants in relation to other elements of total compensation. Targets for executive officers range from 100% to 400% of annual base salary, as follows:

Target LTI Restricted Stock Grants
Percentage of
Name	Base Salary

Francis R. McAllister	400%

Gregory A. Wing	140%

John R. Stark	150%

Terrell I. Ackerman	100%

Kevin G. Shiell	100%

We believe in firmly supporting our pay-for-performance culture by establishing performance targets in order to condition grants on the attainment of specific objectives, including safety, production, cost and strategic business initiatives. Determination as to the number of restricted stock unit grants depends on attainment of the specific performance factors described below. The relative weights and results (which are determined with reference to the results under the Short-Term Incentive Plan for each item, and converted into an “LTI Rating” pursuant to the MIP/LTI conversion chart below) for attainment of the 2011 performance factors are also described in the table below.

		LTI
Factor	Weight	Rating	Result

Safety	20%	67%	13%

Production	25	159	40

Costs	25	173	43

Strategy*	30	86	26
	100%		122%

*	MIP strategy initiatives include cash conservation, recycling, TSX listing application, Marathon Project funding and progress and claim position for the Stillwater Complex.

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MIP/LTI Conversion
Chart (interpolated for intermediate values)

MIP	LTI

200%	150%
150	125
122 100	111 100
75	75
50	50

The grant of long-term incentive awards to the executive officers has both a ceiling and a floor. For instance, if the MIP award is at 200%, the award to the officer for the long term incentive is capped at 150%. Likewise, an MIP rating of 49% will generate a long term award of 50% of target.

The above performance goals relate to safety, production, costs and strategic business initiatives. Strategy includes cash conservation, recycling, TSX listing application, Marathon Project funding and progress and claim position for the Stillwater Complex. Performance for 2011 was sufficient to generate awards of restricted stock units under these criteria.

The MIP/LTI conversion resulted in 111% for the executive officers for 2011. Therefore, on February 17, 2012, the Committee granted the following restricted stock unit awards to the named executive officers:

	Restricted Stock Grants for 2012
	Number of	Value of	Percentage of
Name	underlying shares	underlying shares (1)	Base Salary (2)

Francis R. McAllister	267,512	$3,032,516	444%

Gregory A. Wing	45,238	$512,818	155%

John R. Stark	53,610	$607,723	166%

Terrell I. Ackerman	26,927	$305,244	111%

Kevin G. Shiell	23,011	$260,853	111%

(1) This amount is determined using the 90 calendar day average share price as of February 17, 2012, of $11.336.

(2) Multiplier is 1.11 of target.

These 2012 grant amounts (which are considered as part of the 2011 total compensation package) are not reflected in the Summary Compensation Table as they did not result in any expense for fiscal year 2011.

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Impact of Tax and Accounting

Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) generally disallows a tax deduction to public corporations for non-qualifying compensation in excess of $1.0 million paid the company’s chief executive officer and next three highest paid executives (other than the CFO). We review compensation plans in light of applicable tax provisions, including Section 162(m), and may revise compensation plans from time to time to maximize deductibility. However, we may approve compensation that does not qualify for deductibility when we deem it necessary to preserve needed flexibility in recognizing and rewarding desired performance and when it is in the best interests of Stillwater Mining Company to do so. Our 2004 Equity Incentive Plan permits grants of stock options, restricted stock, restricted stock units and stock appreciation rights that may qualify for the performance based exception of Section 162(m), subject to other requirements. For 2011, one officer exceeded the Section 162(m) $1.0 million dollar limitation. We reviewed Mr. McAllister’s compensation in light of his achievements and determined that these achievements, along with our compensation philosophy, were appropriately reflected in the compensation awarded, regardless of the Section 162(m) limitation.

As a general matter, we always take into account the various tax and accounting implications of compensation vehicles employed by the Company. When determining amounts of Long-Term Incentive grants to executives and employees, the Compensation Committee examines the accounting cost associated with the grants. Under FASB ASC Topic 718, grants of stock options, restricted stock units and other share-based payments result in an accounting charge for the Company. The accounting charge is equal to the fair value of the instruments being granted. For restricted stock units (our predominant instrument for executives), the cost is equal to the fair value of the Company’s stock on the date of grant times the number of units granted. This expense is amortized over the requisite service period, or vesting period of the instruments.

Stock Ownership Guidelines

The executive officers of the Company own shares of the Company outright and in addition have the conditional right to receive deferred shares as shown below. These stock ownership ranges vastly exceed competitive guidelines and therefore, we feel there is no need for such guidelines.

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As of the Record Date, stock ownership by officers was as follows:

Name	Common Stock (1)$	401(k) Shares (1)$	Unvested Restricted Stock (1)$	Vested Stock Options (2) $	Total Stock Ownership$	% of 2011 Base Salary
McAllister, Francis R.	6,201,835	479,826	14,429,744	0	21,111,405	3091%
Wing, Gregory A.	1,189,475	0	2,456,190	0	3,645,665	1105%
Stark, John R.	987,804	229,637	2,958,399	0	4,175,840	1144%
Ackerman, Terrell I.	582,034	71,896	1,634,056	0	2,287,986	832%
Shiell, Kevin G.	51,608	62,799	584,965	0	699,372	298%

(1) Values are based on the Record Date closing price of $13.26
(2) Values are based on the Record Date closing price of $13.26 less the Grant Price value.

Hedging Policy

The Company also maintains a policy that prohibits executives from holding Company securities in a margin account or pledging Company securities as collateral for a loan. An exception exists if the executive requests prior approval from the Company to pledge securities as collateral for a loan (but not for margin accounts) and the executive can demonstrate the financial capacity to repay the loan without resorting to the pledged securities. Currently, no officers have any securities pledged for such a loan.

Timing and Pricing of Equity Grants

Stillwater Mining Company has adopted a program wherein restricted stock units are granted with the following provisions relating to the timing of such grants:

•	The grant date for all inducement grants is the date an officer becomes an employee.
•	Stillwater Mining Company executives do not have any role in selecting the grant date.
•	The restricted stock units vest in thirds over a three year period
•	Restricted stock unit awards are promptly announced on a Form 4.

We have utilized a 90-day closing price stock averaging formula in determining annual equity grants of restricted stock units since 2005. The ending date of the 90-day average is the date of Compensation Committee approval, which is also the effective date of the grant. We feel this type of formula presents a fairer representation of stock price performance.

***The Company did not grant any stock options or stock appreciation rights to its Chief Executive Officer or other executive officers during 2011.

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Consideration of Prior Amounts Realized

In accordance with the Company's philosophy of rewarding executives for future superior performance, prior stock compensation gains are not considered in setting future compensation levels.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors of Stillwater Mining Company has reviewed and discussed with the Company's management the section entitled "Compensation Discussion and Analysis" to be included in the Company's 2012 Annual Meeting Proxy Statement. Based on the review and discussion referred to above, the Committee has recommended to the Company's Board of Directors, and the Board of Directors has approved, such section to be included in the Proxy Statement.

Steven S. Lucas, Chairman
Craig L. Fuller
Patrick M. James

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2011 SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to the Company's Chief Executive Officer, Chief Financial Officer, and the Company’s three other most highly compensated executive officers for 2011 (the “named executive officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1) (2) ($)	Bonus (3) ($)	Stock Awards (4) ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation (3) ($)	All Other Compen-sation (5) ($)	Total ($)
Francis R. McAllister	2011	683,000	70,882	4,301,245		510,118	65,531	5,630,776
Chairman and Chief	2010	650,000	31,900	3,965,002		287,100	63,379	4,997,381
Executive Officer	2009	625,000	71,250	1,015,920		641,250	45,899	2,399,319
Gregory A. Wing	2011	330,000	19,642	716,645		141,358	9,690	1,217,335
Vice President and Chief	2010	302,000	8,500	644,723		76,500	9,316	1,041,038
Financial Officer	2009	290,000	18,863	183,600		169,767	9,157	671,387
John R. Stark	2011	365,000	27,084	844,691		194,916	43,879	1,475,569
Executive Vice President and	2010	333,000	11,700	762,270		105,300	45,882	1,258,151
Chief Commercial Officer	2009	320,000	20,800	229,500		187,200	26,432	783,932
Terrell I. Ackerman	2011	275,000	16,348	373,968		117,652	31,600	814,568
Vice President, Corporate	2010	255,000	7,100	387,057		63,900	35,501	748,558
Development	2009	245,000	15,925	153,000		143,325	25,260	582,510
Kevin G. Shiell (6)	2011	235,000	13,908	341,325		100,092	26,131	716,456
Vice President, Mining	2010	189,167	6,600	30,663		59,400	20,054	305,884
Operations

(1)	Amounts include non-qualified plan deferrals of $125,000, $130,000 and $136,600 for Francis R. McAllister, $19,200, $19,980 and $28,920 for John R. Stark, and $0, $15,300 and $27,500 for Terrell I. Ackerman for 2009, 2010 and 2011 respectively.

(2)	Amounts include December deferrals not transferred until January of the following year of $5,208, $5,417 and $5,692 for Francis R. McAllister, and $800, $833 and $913 for John R. Stark, and $0, $638 and $1,146 for Terrell I. Ackerman for 2009, 2010 and 2011 respectively.

(3)	These reflect amounts payable pursuant to our annual incentive plan. In 2011, the 12.2% discretionary portion is reflected in the "Bonus" column, while the amounts reflected in the "Non-Equity Incentive Plan Compensation" column are pursuant to the formula based portion. In 2009 and 2010, a 10% discretionary portion was calculated.

(4)	Value is based on the grant date fair value in accordance with FASB ASC Topic 718 for RSUs issued in 2009, 2010 and 2011. Assumptions are detailed in the 10Q's filed for 2009, 2010 and 2011.

(5)	Amounts included are detailed in the table below:

	Excess Life	401k Match	409A Match	Vehicle	Total
Francis R. McAllister	3,810	14,700	35,516	11,505	65,531
Gregory A. Wing	4,757	-	-	4,933	9,690
John R. Stark	3,454	14,700	14,220	11,505	43,879
Terrell I. Ackerman	2,546	14,700	6,060	8,294	31,600
Kevin G. Shiell	1,127	12,753	-	12,252	26,131

(6)	Kevin G. Shiell was appointed Vice President of the Company on May 4, 2010.

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2011 GRANTS OF PLAN BASED AWARDS

The following table sets forth the grants of awards under the Company's 2004 Equity Incentive Plan to the Company's Chief Executive Officer and other named executive officers in 2011.

GRANTS OF PLAN-BASED AWARDS

		Estimated Possible Payouts Under
		Non-Equity Incentive Plan Awards (1)			All Other	Grant
Name	Grant Date	Threshold	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards (2)
	(3)	($)	($)	($)	(#)	($)
Francis R. McAllister	1/14/2011				107,239	2,327,086
Francis R. McAllister	2/17/2011	239,050	478,100	956,200	79,764	1,974,159
Gregory A. Wing	1/14/2011				18,231	395,613
Gregory A. Wing	2/17/2011	66,000	132,000	264,000	12,971	321,032
John R. Stark	1/14/2011				21,448	465,422
John R. Stark	2/17/2011	91,250	182,500	365,000	15,324	379,269
Terrell I. Ackerman	1/14/2011				8,311	180,349
Terrell I. Ackerman	2/17/2011	55,000	110,000	220,000	7,823	193,619
Kevin G. Shiell	1/14/2011				7,507	162,902
Kevin G. Shiell	2/17/2011	47,000	94,000	188,000	7,209	178,423

(1)	Reflects possible range of payouts under the Annual Incentive Plan.
(2)	Amounts are based on the closing prices of $21.70 and $24.75 on January 14, 2011, and February 17, 2011, respectively.
(3)	The January 14, 2011, RSU Grants were a one-time restricted stock unit grant, which was granted in recognition of the achievement of a strategic growth component associated with the 2010 acquisition of Marathon PGM Corporation in Ontario, Canada.

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2011 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

No options were exercised by the Company's Chief Executive Officer or the other named executive officers in 2011. The following table sets forth information with respect to the Company's Chief Executive Officer and other named executive officers concerning the number and value of unexercised options and unvested restricted stock held as of December 31, 2011.

The Company has not granted any stock appreciation rights.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (1) (#)	Fair Market Value of Shares or Units of Stock That Have Not Vested (2) (#)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Francis R. McAllister	156,250			1/2/2012
					332,000	3,472,720
					337,447	3,529,696
					107,239	1,121,720
					79,764	834,331
Gregory A. Wing	30,000			3/22/2014
					60,000	627,600
					54,870	573,940
					18,231	190,696
					12,971	135,677
John R. Stark	28,333			1/2/2012
					75,000	784,500
					64,874	678,582
					21,448	224,346
					15,324	160,289
Terrell I. Ackerman	10,563			1/2/2012
					50,000	523,000
					32,941	344,563
					8,311	86,933
					7,823	81,829
Kevin G. Shiell					2,780	29,079
					7,507	78,523
					7,209	75,406

(1)	Amounts include Restricted Stock Unit Awards of 332,000 and 337,447 for Francis R. McAllister; 60,000 and 54,870 for Gregory A. Wing; 75,000 and 64,874 for John R. Stark; and 50,000 and 32,941 for Terrell I. Ackerman vesting on March 14, 2012 and February 18, 2013 respectively; and 107,239 for Francis R. McAllister; 18,231 for Gregory A. Wing; 21,448 for John R. Stark; 8,311 for Terrell I. Ackerman; and 7,507 for Kevin G. Shiell vesting in thirds on January 14, 2012, 2013 and 2014; and 79,764 for Francis R. McAllister; 12,971 for Gregory A. Wing; 15,324 for John R. Stark; 7,823 for Terrell I. Ackerman; and 7,209 for Kevin G. Shiell vesting in thirds on March 1, 2012, 2013 and 2014; and 2,780 vesting on February 12, 2012 and 2013 for Kevin G. Shiell.
(2)	Fair Market Value is based on the December 31, 2011 closing price of $10.46.

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2011 OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Francis R. McAllister	0	0	146,235	3,730,455
Gregory A. Wing	0	0	33,713	860,019
John R. Stark	0	0	39,404	1,005,196
Terrell I. Ackerman	0	0	20,140	513,771
Kevin G. Shiell	0	0	11,341	251,668

PENSION BENEFITS

We do not sponsor or maintain a defined benefit pension plan for the benefit of the named executive officers.

2011 NON-QUALIFIED DEFERRED COMPENSATION

The following table sets forth the non-qualified deferred compensation paid to the named executive officers in 2011.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
Francis R. McAllister	136,600	35,516	(63,814)	0	986,994
Gregory A. Wing	0	0	0	0	0
John R. Stark	28,920	14,220	6,402	0	221,732
Terrell I. Ackerman	27,500	6,060	(2,914)	0	80,919
Kevin G. Shiell	0	0	0	0	0

(1)	Amounts have been previously reported in the "Salary" column of the Summary Compensation Table.
(2)	Amounts have been previously reported in the "All Other Compensation" column of the Summary Compensation Table.

In February 2006, Stillwater Mining Company adopted the 409A Nonqualified Deferred Compensation Plan, providing each executive officer an opportunity to make pre-tax deferrals to the plan of up to 60% of their base salary, up to 100% of their cash bonus, and up to 100% of any restricted stock unit awards granted. Deferral elections are irrevocable and effective for a full plan year. In addition, the Company will credit the executive officer with “matching” contributions of up to 6% of their compensation, offset by any match the officer has received from the Company and contributed to the qualified 401(k) plan on the executive officer’s behalf. The executive officer’s deferrals are 100% vested after three years of service, while the Company’s matching contributions are always 100% vested. Accounts are credited with earnings or losses equal to certain investment options available through the plan. Contributions may be, as selected by the officer, allocated to certain accounts and distributed upon:

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• Retirement

• In-Service account date

• Separation from service (other than retirement, disability or death)

• Disability or death

• An unforeseeable emergency

• A change-in-control of the Company

The executive officer must elect the distribution method, either lump sum or annual installments, for each account (Retirement and In-Service accounts) at the time the account is first established. All other distributions are made in a lump-sum payment, and changes to the time and form of a payout election may only be made by making a re-deferral election pursuant to Internal Revenue Code 409A (“IRC 409A”).

This plan is intended to comply with IRC 409A and as such, all executive officer and company contributions remain assets of the Company and subject to creditors, until such time distribution is made to the executive officer.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The following tables quantify benefits to which each officer would be entitled under certain termination or change in control (“CIC”) events, in each case if the termination or CIC event occurred on December 31, 2011.

Francis R. McAllister

Executive Benefits and Payments Upon Termination	Voluntary Term-ination	For Cause Term-ination	Early Retire- ment	Normal Retire-ment	Disability	Death	CIC (no term-ination)	Termination without Cause or with Good Reason Prior to CIC or more than 24 months after CIC, or Non-Renewal	Involuntary or Good Reason Termination upon or within 24 months after CIC

Severance Payments
Base Salary	0	0	0	0	0	168,411	0	1,366,000	2,049,000
Short-Term Incentive	0	0	0	0	0	0	0	956,200	1,743,000
Pro-Rata Bonus (1)	0	0	0	0	0	0	0	0	0

Value of Unvested Equity Awards and Accelerated
Options	0	0	0	0	0	0	0	0	0
Restricted Stock Units (2)	0	0	0	0	8,958,467	8,958,467	8,958,467	8,958,467	8,958,467
Performance Shares	0	0	0	0	0	0	0	0	0

Value of Perquisites and Benefits
Accrued Vacation	65,673	65,673	65,673	65,673	65,673	65,673	0	65,673	65,673
Health & Welfare Benefit Continuation	0	0	0	0	0	0	0	35,404	53,106
Payout of 401(k) Balance (3)	360,086	360,086	360,086	360,086	360,086	360,086	0	360,086	360,086
Payout of 409A Balance (3)	986,994	986,994	986,994	986,994	986,994	986,994	986,994	986,994	986,994
Death Benefit	0	0	0	0	0	350,000	0	0	0

280G Impact
Gross-Up	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	1,412,753	1,412,753	1,412,753	1,412,753	10,371,220	10,889,631	9,945,461	12,728,824	14,216,326

(1) Assumes executive was terminated on December 31, 2011, and was fully entitled to 2011 bonus which is reflected in the Summary Compensation Table.
(2) Value is based on the December 30, 2011, closing price of $10.46.
(3) Amounts include executive's contributions and Company match and are or have been disclosed previously in our current Summary Compensation Table as well as prior years’ Summary Compensation Tables.

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Gregory A. Wing

Executive Benefits and Payments Upon Termination	Voluntary Term-ination	For Cause Term-ination	Early Retire- ment	Normal Retire-ment	Disability	Death	CIC (no term-ination)	Termination without Cause or with Good Reason Prior to CIC or more than 24 months after CIC, or Non-Renewal	Involuntary or Good Reason Termination upon or within 24 months after CIC

Severance Payments
Base Salary	0	0	0	0	0	81,370	0	330,000	495,000
Short-Term Incentive	0	0	0	0	0	0	0	132,000	241,500
Pro-Rata Bonus (1)	0	0	0	0	0	0	0	0	0

Value of Unvested Equity Awards and Accelerated
Options	0	0	0	0	0	0	0	0	0
Restricted Stock Units (2)	0	0	0	0	1,527,913	1,527,913	1,527,913	1,527,913	1,527,913
Performance Shares	0	0	0	0	0	0	0	0	0

Value of Perquisites and Benefits
Accrued Vacation	31,731	31,731	31,731	31,731	31,731	31,731	0	31,731	31,731
Health & Welfare Benefit Continuation	0	0	0	0	0	0	0	14,551	21,827
Payout of 401(k) Balance (3)	0	0	0	0	0	0	0	0	0
Payout of 409A Balance (3)	0	0	0	0	0	0	0	0	0
Death Benefit	0	0	0	0	0	350,000	0	0	0

280G Impact
Gross-Up	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	31,731	31,731	31,731	31,731	1,559,644	1,991,014	1,527,913	2,036,196	2,317,971

(1) Assumes executive was terminated on December 31, 2011, and was fully entitled to 2011 bonus which is reflected in the Summary Compensation Table.
(2) Value is based on the December 30, 2011, closing price of $10.46.
(3) Amounts include executive's contributions and Company match and are or have been disclosed previously in our current Summary Compensation Table as well as prior years’ Summary Compensation Tables.

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John R. Stark

Executive Benefits and Payments Upon Termination	Voluntary Term-ination	For Cause Term-ination	Early Retire- ment	Normal Retire-ment	Disability	Death	CIC (no term-ination)	Termination without Cause or with Good Reason Prior to CIC or more than 24 months after CIC, or Non-Renewal	Involuntary or Good Reason Termination upon or within 24 months after CIC

Severance Payments
Base Salary	0	0	0	0	0	90,000	0	365,000	547,500
Short-Term Incentive	0	0	0	0	0	0	0	182,500	273,750
Pro-Rata Bonus (1)	0	0	0	0	0	0	0	0	0

Value of Unvested Equity Awards and Accelerated
Options	0	0	0	0	0	0	0	0	0
Restricted Stock Units (2)	0	0	0	0	1,847,717	1,847,717	1,847,717	1,847,717	1,847,717
Performance Shares	0	0	0	0	0	0	0	0	0

Value of Perquisites and Benefits
Accrued Vacation	35,096	35,096	35,096	35,096	35,096	35,096	0	35,096	35,096
Health & Welfare Benefit Continuation	0	0	0	0	0	0	0	0	23,786
Payout of 401(k) Balance (3)	389,507	389,507	389,507	389,507	389,507	389,507	0	389,507	389,507
Payout of 409A Balance (3)	221,732	221,732	221,732	221,732	221,732	221,732	221,732	221,732	221,732
Death Benefit	0	0	0	0	0	350,000	0	0	0

280G Impact
Gross-Up	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	646,335	646,335	646,335	646,335	2,494,052	2,934,052	2,069,449	3,041,552	3,339,088

(1) Assumes executive was terminated on December 31, 2011, and was fully entitled to 2011 bonus which is reflected in the Summary Compensation Table.
(2) Value is based on the December 31, 2011, closing price of $10.46.
(3) Amounts include executive's contributions and Company match and are or have been disclosed previously in our current Summary Compensation Table as well as prior years’ Summary Compensation Tables.

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Terrell I. Ackerman

Executive Benefits and Payments Upon Termination	Voluntary Term-ination	For Cause Term-ination	Early Retire- ment	Normal Retire-ment	Disability	Death	CIC (no term-ination)	Termination without Cause or with Good Reason Prior to CIC or more than 24 months after CIC, or Non-Renewal	Involuntary or Good Reason Termination upon or within 24 months after CIC

Severance Payments
Base Salary	0	0	0	0	0	67,808	0	275,000	412,500
Short-Term Incentive	0	0	0	0	0	0	0	110,000	165,000
Pro-Rata Bonus (1)	0	0	0	0	0	0	0	0	0

Value of Unvested Equity Awards and Accelerated
Options	0	0	0	0	0	0	0	0	0
Restricted Stock Units (2)	0	0	0	0	1,036,325	1,036,325	1,036,325	1,036,325	1,036,325
Performance Shares	0	0	0	0	0	0	0	0	0

Value of Perquisites and Benefits
Accrued Vacation	26,442	26,442	26,442	26,442	26,442	26,442	0	26,442	26,442
Health & Welfare Benefit Continuation	0	0	0	0	0	0	0	0	28,621
Payout of 401(k) Balance (3)	404,302	404,302	404,302	404,302	404,302	404,302	0	404,302	404,302
Payout of 409A Balance (3)	80,919	80,919	80,919	80,919	80,919	80,919	80,919	80,919	80,919
Death Benefit	0	0	0	0	0	350,000	0	0	0

280G Impact
Gross-Up	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	511,663	511,663	511,663	511,663	1,547,988	1,965,796	1,117,244	1,932,988	2,154,109

(1) Assumes executive was terminated on December 31, 2011, and was fully entitled to 2011 bonus which is reflected in the Summary Compensation Table.
(2) Value is based on the December 31, 2011, closing price of $10.46.
(3) Amounts include executive's contributions and Company match and are or have been disclosed previously in our current Summary Compensation Table as well as prior years’ Summary Compensation Tables.

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Kevin G. Shiell

Executive Benefits and Payments Upon Termination	Voluntary Term-ination	For Cause Term-ination	Early Retire- ment	Normal Retire-ment	Disability	Death	CIC (no term-ination)	Termination without Cause or with Good Reason Prior to CIC or more than 24 months after CIC, or Non-Renewal	Involuntary or Good Reason Termination upon or within 24 months after CIC

Severance Payments
Base Salary	0	0	0	0	0	0	0	0	0
Short-Term Incentive	0	0	0	0	0	0	0	0	0
Pro-Rata Bonus (1)	0	0	0	0	0	0	0	0	0

Value of Unvested Equity Awards and Accelerated
Options	0	0	0	0	0	0	0	0	0
Restricted Stock Units (2)	0	0	0	0	261,458	261,458	261,458	261,458	261,458
Performance Shares	0	0	0	0	0	0	0	0	0

Value of Perquisites and Benefits
Accrued Vacation	22,596	22,596	22,596	22,596	22,596	22,596	0	22,596	22,596
Health & Welfare Benefit Continuation	0	0	0	0	0	0	0	0	0
Payout of 401(k) Balance (3)	338,340	338,340	338,340	338,340	338,340	338,340	0	338,340	338,340
Payout of 409A Balance (3)	0	0	0	0	0	0	0	0	0
Death Benefit	0	0	0	0	0	350,000	0	0	0

280G Impact
Gross-Up	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
	360,936	360,936	360,936	360,936	622,394	972,394	261,458	622,394	622,394

(1) Assumes executive was terminated on December 31, 2011, and was fully entitled to 2011 bonus which is reflected in the Summary Compensation Table.
(2) Value is based on the December 31, 2011, closing price of $10.46.
(3) Amounts include executive's contributions and Company match and are or have been disclosed previously in our current Summary Compensation Table as well as prior years’ Summary Compensation Tables.

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EXECUTIVE COMPENSATION, OTHER COMPENSATION AND POTENTIAL PAYMENTS INFORMATION

Employment Agreements

The Company has employment agreements with Francis R. McAllister, Gregory A. Wing, John R. Stark, and Terrell I. Ackerman.

Francis R. McAllister. The Company entered into an employment agreement with Francis R. McAllister which became effective on February 12, 2001, and was amended on July 17, 2001. The agreement had an initial term ending February 11, 2004, which term is continued for subsequent one-year periods unless terminated, provided that following a change in control (as defined below), the term will continue for no less than 24 additional months. It is terminable by the Company or Mr. McAllister at any time upon written notice. Mr. McAllister's agreement provides for, among other things:

*	an annual base salary of $500,000, which was increased to $550,000 on January 1, 2005, increased to $580, 000 on January 1, 2006, increased to $600,000 on January 1, 2007, increased to $625,000 on January 1, 2008, increased to $650,000on January 1, 2010, increased to $683,000 on January 1, 2011; and increased to $717,000 on January 1, 2012.

*	a performance-based cash bonus to be determined by the Board, with a target of 50% of base salary, a maximum of which is 100% of base salary which was increased on April 27, 2007, to a target of 70% of base salary, with a maximum of 140% of base salary and with no guaranteed minimum payment.

If Mr. McAllister is terminated by the Company without cause (as defined below) or if he resigns voluntarily for good reason (as defined below), at any time other than within two years following a change in control, he is entitled upon signing a release of claims against the Company, to the following:

*	a pro rata portion of the target bonus for the year in which his termination occurs;

*	an amount equal to two times the sum of his annual base salary and target annual bonus, each as in effect as of the date of his termination, which amount will be paid in equal installments over 24 months from the date of termination;

*	continued participation in the Company's employee benefit plans and policies for a period of 24 months or until he receives similar coverage from a subsequent employer; and

*	accelerated vesting of any unvested restricted stock units.

If the Company terminates Mr. McAllister’s employment without cause or if he resigns voluntarily for good reason, within two years following a change in control, then in lieu of the payments and benefits described above, Mr. McAllister will be entitled to the following:

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*	a lump-sum cash payment in an amount equal to three times his annual base salary and three times the higher of (x) his target bonus or (y) his annual bonus paid for the most recent calendar year;

*	continued participation in the Company's benefit plans and policies for a period of three years or less if he receives similar benefits from subsequent employment; and

*	accelerated vesting of any unvested restricted stock units.

Mr. McAllister will be entitled to receive a tax gross-up payment to fully offset the effect of any excise tax imposed under Section 4999 of the Code, if his after-tax benefit (assuming he received such payment) is at least $20,000 greater than the after-tax benefit he would have received if he did not receive the tax gross-up payment. The employment agreement also contains a customary non-disclosure covenant; a one-year covenant not to compete and not to solicit employees of the Company; an agreement by the Company to indemnify Mr. McAllister, as permitted by law, against any claim resulting from the performance of his duties as an officer or director of the Company; and an agreement by the Company to use commercially reasonable efforts to obtain and maintain customary directors' and officers' liability insurance covering Mr. McAllister.

Gregory A. Wing. Gregory A. Wing's employment agreement became effective on March 22, 2004 and had an initial term ending on March 21, 2005. The agreement is to be continued from year to year unless altered or terminated; provided that, following a change in control, the term will continue for no less than 24 additional months. The agreement provides for:

*	an initial base salary of $250,000 which was increased on January 1, 2005, to $262,500 on January 1, 2006, to $275,000 on January 1, 2007, increased to $290,000 on January 1, 2008, increased to $302,000 on January 1, 2010, increased to $330,000 on January 1, 2011; and increased to $350,000 on January 1, 2012.

*	a performance-based cash bonus to be determined by the Board, with a target of 30% of base salary and a maximum of 60% of base salary, which was increased on April 27, 2007, to a target of 40% of base salary, with a maximum of 80% of base salary and with no guaranteed minimum payment.

If the Company terminates Mr. Wing's employment without cause or if he resigns voluntarily for good reason, at any time other than within two years following a change in control, Mr. Wing will be entitled to:

*	a pro rata portion of his target bonus for the year of his termination;

*	an amount equal to his annual base salary, as in effect as of the date of his termination, which amount will be paid in equal semi-monthly installments over 12 months from the date of termination;

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*	continued participation in the Company's employee benefit plans and policies for a period of 12 months, until he receives similar coverage from a subsequent employer; and

*	accelerated vesting of any unvested stock options and restricted stock units.

If the Company terminates Mr. Wing's employment without cause, or if Mr. Wing resigns voluntarily for good reason, within two years of the change in control, Mr. Wing will be entitled to:

*	a pro rata portion of his target bonus for the year of his termination;

*	a lump sum cash payment in an amount equal to 1.5 times the sum of his annual base salary and 1.5 times the higher of (x) his target bonus or (y) his annual bonus paid for the most recent calendar year;

*	continued participation in the Company's employee benefit plans and policies for a period of 18 months, until he receives similar benefits from a subsequent employer; and

*	accelerated vesting of stock options and restricted stock units, with the options remaining exercisable for a period of ten years from the grant date.

Mr. Wing will be entitled to receive a tax gross-up payment to fully offset the effect of any excise tax imposed under Section 4999 of the Code if his after-tax benefit (assuming he received such payment) is at least $20,000 greater than the after-tax benefit he would have received if he did not receive the tax gross-up payment. The employment agreement also contains a customary non-disclosure covenant and a one-year covenant not to compete.

John R. Stark. John R. Stark's employment agreement became effective on July 17, 2001 and had an initial term ending on December 31, 2001. An Addendum to Employment Agreement was made November 18, 2002, increasing his base salary from $170,000 to $220,000. The agreement is to be continued from year to year unless altered or terminated; provided that, following a change in control, the term will continue for no less than 24 additional months. The agreement provides for:

*	an initial base salary of $240,000, which was increased to $260,000 on January 1, 2005, increased to $275,000 on January 1, 2006, increased to $300,000 on January 1, 2007, increased to $320,000 on January 1, 2008, increased to $333,000 on January 1, 2010, increased to $365,000 on January 1, 2011; and increased to $385,000 on January 1, 2012.

*	a performance-based cash bonus to be determined by the Board, with a target of 30% of base salary and a maximum of 60% of base salary, which was increased on April 27, 2007, to a target of 40% of base salary, and a maximum of 80% of base salary, which was increased on February 17, 2011, to a target of 50% of base salary, with a maximum of 100% of base salary, and with no guaranteed minimum payment.

If the Company terminates Mr. Stark's employment without cause (as defined below) or if he resigns voluntarily for good reason (as defined below), at any time other than within two years following a change in control, Mr. Stark will be entitled to an amount equal to the sum of his annual base salary and target annual bonus, each as in effect as of the date of his termination, which amount will be paid in equal installments over 12 months from the date of termination. In addition, any unvested restricted stock units would immediately vest.

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If the Company terminates Mr. Stark's employment without cause, or if Mr. Stark resigns voluntarily for good reason, within two years of a change in control, Mr. Stark will be entitled to:

*	a lump sum payment equal to 1.5 times the sum of (x) his annual base salary at the rate in effect immediately prior to the change in control or on the date of termination, whichever is higher and (y) his target bonus in effect immediately prior to the change in control or on the termination date, whichever is higher;

*	continued participation in the Company's employee benefit plans and policies for a period of 18 months or until he receives similar coverage for subsequent employment; and

*	accelerated vesting of any unvested restricted stock units.

Mr. Stark will be entitled to receive a tax gross-up payment to fully offset the effect of any excise tax imposed under Section 4999 of the Code if his after-tax benefit (assuming he received such payment) is at least $20,000 greater than the after-tax benefit he would have received if he did not receive the tax gross-up payment. The employment agreement also contains a customary non-disclosure covenant and a one-year covenant not to compete.

Terrell I. Ackerman. Terrell I. Ackerman's agreement became effective on May 8, 2002 and had an initial term ending on December 31, 2002. The term is to be continued from year to year unless altered or terminated; provided that, following a change in control, the terms will continue for no less than 24 additional months. The agreement entitles Mr. Ackerman to receive:

*	an initial base salary of $190,000 which was increased to $210,000 on January 1, 2005, to $220,000 on January 1, 2006, to $230,000 on January 1, 2007, to $245,000 on January 1, 2008, increased to $255,000on January 1, 2010, increased to $275,000 on January 1, 2011; and increased to $300,000 on January 1, 2012.

*	a performance-based cash bonus to be determined by the Board, with a target of 30% of base salary and a maximum of 60% of base salary, which was increased on April 27, 2007, to a target of 40% of base salary, with a maximum of 80% of base salary and with no guaranteed minimum payment.

If the Company terminates Mr. Ackerman's employment without cause or if Mr. Ackerman resigns voluntarily for good reason, at any time other than within two years following a change in control, Mr. Ackerman is entitled to an amount equal to the sum of his annual base salary and target annual bonus, each as in effect as of the date of his termination. This amount will be paid in equal installments over 12 months from the date of termination. In addition, any unvested restricted stock would immediately vest.

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If the Company terminates Mr. Ackerman's employment without cause, or if Mr. Ackerman resigns for good reason, within two years of a change in control, he will be entitled to:

*	a lump sum payment equal to 1.5 times the sum of (x) his annual base salary at a rate in effect immediately prior to the change in control or on the date of termination, whichever is higher, plus (y) his target bonus in effect immediately prior to the change in control or on the termination date, whichever is higher;

*	continued participation in the Company's employee benefit plans and policies for a period of 18 months or until he receives similar coverage from a subsequent employer; and

*	accelerated vesting of any unvested restricted stock units.

Mr. Ackerman will be entitled to receive a tax gross-up payment to fully offset the effect of any excise tax imposed under Section 4999 of the Code if his after-tax benefit (assuming he received such payment) is at least $20,000 greater than the after-tax benefit he would have received if he did not receive the tax gross-up payment. The agreement also contains a customary non-disclosure covenant and a one-year covenant not to compete.

Definitions of Terms affecting Potential Payment Upon Termination or Change in Control. The following are definitions contained in the officers’ employment contracts:

Key Definitions

Good Reason

Substantial and material reduction in the nature or status of position, duties or responsibilities (including failure to report directly to Chairman/CEO);

Decrease in base salary or target bonus percentage (other than across the board percentage reduction);

Material breach by the Company regarding any payment or obligation due officer which remains uncured after ten (10) business days-notice;

Material reduction in aggregate benefits under the Company’s benefit plans (other than across-the-board reduction);

Failure to secure successor’s express assumption of agreement;

Discontinuance of the Company’s business; or

Relocation out of Montana.

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Change in Control

To the extent “Change in Control” complies with Code Section 409A of the Internal Revenue Code of 1986, the following definition applies:

Any person acquires 30% or more of issued and outstanding voting equity;

Director composition change of 50% or more (unapproved by two-third (2/3) of “incumbent directors”);

Merger, consolidation, sale of all or substantially all assets or other transaction approved by stockholders unless (i) 55% or more continuing ownership, or (ii) a recapitalization in which no person owns 30% or more of combined voting power; or

Upon stockholder approved plan of dissolution or sale of all or substantially all Company assets, unless 60% of combined voting power held by Company’s stockholders in similar proportion as before sale; but in any case

No change in control if stockholders retain proportionate ownership of post transaction business entity which owns assets.

Cause

Misfeasance or nonfeasance of duty by officer that intends to, or does, injure reputation of the Company or its business or relationships;

Conviction of, or plea of nolo contendere to, any felony or crime involving moral turpitude;

Prior to a change in control, willful and continued failure to substantially perform duties (except by reason of physical or mental incapacity) after notice and 15 days to cure;

Prior to a change in control, dishonesty by officer in performance of duties; and

Prior to a change in control, willful and material breach of restrictive covenants.

Disability	Physical or mental incapacity renders officer unable to perform duties for period of 180 consecutive days, and a determination regarding disability is made by health professional mutually acceptable to both parties.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own 10% or more of a registered class of the Company's equity securities to file with the SEC and the NYSE initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Based solely on its review of copies of the Section 16(a) reports and written representations the Company has received, the Company believes that since January 1, 2011, all of its directors, executive officers and 10% stockholders have timely filed all required reports, with the following exceptions:

Patrick M. James, Craig L. Fuller, Steven S. Lucas, Sheryl K. Pressler, Michael Schiavone, and Michael Parrett each filed one Form 4 late on June 14, 2011.

The Company has maintained Section 16 filing responsibility for its directors and executive officers and was responsible for these late filings. The Company is required to report all late filings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is the Company's policy to generally enter into or ratify related person transactions only when the Board of Directors, acting through the Corporate Governance Committee, determines that the related person transaction in question is in, or is not inconsistent with, the best interests of the Company and its stockholders, including but not limited to situations where the Company may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the Company provides products or services to related persons (as defined below) on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. Therefore, on March 28, 2007, the Board adopted a written Policy and Procedures With Respect to Related Party Transactions.

The policy provides that a "Related Person Transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest. For purposes of the policy, a “Related Person” means (i) any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; (ii) any person who is known to be the beneficial owner of more than 5% of any class of the Company's voting securities; (iii) any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; or (iv) any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

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Prior to entering into the Related Person Transaction the Related Person who desires to engage in such transaction must notify the General Counsel of the material facts and circumstances of the proposed Related Person Transaction, including such party's relationship to the Company and interest in the transaction and the proposed aggregate value thereof. The General Counsel will assess whether the proposed transaction is a Related Person Transaction for purposes of the policy. If the General Counsel determines that the proposed transaction involves an amount in excess of $120,000 and is a Related Person Transaction, the proposed Related Person Transaction shall be submitted to the Audit Committee for consideration.

The Audit Committee shall consider all of the relevant facts and circumstances available to the Audit Committee including, but not limited to, the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. No member of the Audit Committee shall participate in any review, consideration or approval of any Related Person Transaction with respect to which such member or any of his or her immediate family members is the Related Person. The Committee shall approve only those Related Person Transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Committee determines in good faith. The Committee or Chair, as applicable, shall convey the decision to the General Counsel, who shall convey the decision to the appropriate persons within the Company.

Since January 1, 2011, there have been no Related Person Transactions.

AUDIT COMMITTEE REPORT

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with the Company’s management.

The Company has an Audit Committee comprised of three independent directors, each of whom meets the independence and qualification standards for audit committee membership of the New York Stock Exchange and the Company's corporate governance guidelines, as determined by the Board. The Audit Committee reviews the accounting principles and procedures of the Company and its annual financial reports and statements, recommends to the Board of Directors the engagement of the Company's independent registered accounting firm, reviews with the independent registered accounting firm the plans and results of the auditing engagement and considers the independence of the Company's independent registered accounting firm.

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The main function of the Audit Committee is to ensure that effective accounting policies are implemented and that internal controls are put in place in order to deter fraud, anticipate financial risks and promote accurate, high quality and timely disclosure of financial and other material information to the public markets, the Board and the stockholders. The Audit Committee also reviews and recommends to the Board the approval of the annual financial statements and provides a forum, independent of management, where the Company's independent registered accounting firm can communicate any issues of concern.

The independent members of the Audit Committee believe that the present composition of the Committee accomplishes all of the necessary goals and functions of an audit committee as recommended by the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees and adopted by the U.S. stock exchanges and the Securities & Exchange Commission. The Audit Committee operates under a formal, written charter approved by the Board. The charter specifies the scope of the Audit Committee's responsibilities and how it should carry out those responsibilities. The charter is available on the Company’s website.

During 2011, the Audit Committee met five (5) times. The Audit Committee was advised, as contemplated by the Sarbanes-Oxley Act of 2002, of all critical accounting policies and practices of the Company. In performing its oversight function, the Committee reviewed with the Company's independent registered accounting firm such firm's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed under the Audit Committee charter and generally accepted auditing standards, including Statement on Auditing Standards Nos. 61 and 90. In addition, the Committee has discussed with the independent registered accounting firm such firm's independence from management and the Company and received the written disclosures from the independent registered accounting firm required by the Independence Standards Board, Standard No. 1.

The Audit Committee discussed with the Company's independent registered accounting firm the overall scope and plans for their audit. The Audit Committee met with the independent registered accounting firm, with and without management present, to discuss the results of such firm's examination and evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

The Company's management, the Audit Committee and the Board are fully committed to the review and evaluation of the Company’s procedures and policies designed to assure effective internal control over financial reporting. All steps and disclosures relating to this matter have been and will remain subject to the oversight of the Audit Committee.

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In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the Committee set forth in its charter, based on the review of the Company's financial statements, accounting system and its accounting policies and procedures and discussions with the Company's independent registered accounting firm for the fiscal year ended December 31, 2011, the Audit Committee recommended to the Board of Directors that the consolidated financial statements for the fiscal year ended December 31, 2011, be included in the Company's Annual Report on Form 10-K. The Audit Committee also approved the selection of the Company's independent registered accounting firm for the fiscal year ended December 31, 2011.

As set forth in the Audit Committee charter, one of the Committee's responsibilities is to benchmark, no less than every five (5) years, the services provided by the Company's independent registered accounting firm alongside similarly qualified firms. During 2007, the Committee issued a request for proposal to each of the four largest public accounting firms. Three of these firms, including the incumbent, provided proposals for service which were reviewed. After due deliberation, the Audit Committee concluded to recommend retaining the services of the incumbent firm, KPMG LLP.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's independent registered accounting firm is in fact "independent."

Sheryl K. Pressler, Chairperson Steven S. Lucas Michael S. Parrett

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table includes information available to the Company as of March 9, 2012, concerning the beneficial ownership of Common Stock by (i) stockholders known to the Company to beneficially own more than 5% of the Common Stock; (ii) each person that in the past fiscal year was a director or executive officer of the Company; and (iii) all directors and executive officers of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held.

Name of Beneficial Owner		Total Amount	Percent of Class
Platinum Investment Management Limited	(1)	13,097,596	11.3%
BlackRock, Inc.	(2)	8,750,047	7.6%
UBS AG	(3)	6,208,451	5.4%
Sun Valley Gold LLC	(4)	5,847,268	5.1%
Ackerman, Terrell I.	(5)	49,316	*
Fuller, Craig L.	(6)	37,022	*
James, Patrick M.	(7)	52,958	*
Lucas, Steven S.	(8)	37,392	*
McAllister, Francis R.	(9)	503,896	*
Parrett, Michael S.	(10)	14,508	*
Pressler, Sheryl K.	(11)	37,631	*
Schiavone, Michael	(12)	23,786	*
Shiell, Kevin G.	(13)	8,628	*
Stark, John R.	(14)	91,813	*
Wing, Gregory A.	(15)	119,704	*
All directors and executive officers as a group		976,654	*

GRAND TOTAL		34,880,016

*	Indicates ownership of less than 1%
(1)	Information is based on the Schedule 13G filed by Platinum Investment Management Limited with the SEC on February 15, 2012. The address of Platinum Investment Management Limited is Level 8, 7 Macquarie Place, Sydney NSW 2000 Australia.
(2)	Information is based on the Schedule 13G filed by BlackRock, Inc. with the SEC on February 9, 2012, by BlackRock, Inc. on behalf of itself and its wholly owned subsidiaries BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC, BlackRock Investment Management (Australia) Limited, BlackRock (Luxembourg) S.A., BlackRock International Limited and BlackRock Investment Management, LLC. Each of such other persons and entities, through its ownership and/or control of BlackRock, Inc., may be deemed to be the beneficial owner of the shares. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.
(3)	Information is based on the Schedule 13G filed by UBS AG with the SEC on February 8, 2012, by UBS AG on behalf of itself and its wholly owned subsidiaries UBS AG London Branch, UBS Securities LLC, UBS Financial Services, Inc. and UBS Deutschland AG. Each of such other persons and entities, through its ownership and/or control of UBS AG, may be deemed to be the beneficial owner of the shares . The address of UBS AG is Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland.
(4)	Information is based on the Schedule 13G filed by Sun Valley Gold LLC with the SEC on February 14, 2012. The address of Sun Valley Gold LLC is 620 Sun Valley Road, PO Box 2759, Sun Valley, ID 83353.
(5)	Includes 5,422 shares in his 401(k) plan. Excludes 52,607 shares to be issued pursuant to vested restricted stock units on December 31, 2012, or earlier at the discretion of the Compensation Committee.
(6)	Includes 15,000 shares issuable upon exercise of vested options.
(7)	Includes 10,000 shares issuable upon exercise of vested options; 15,003 shares in his 409A plan and 27,955 shares held by a trust, of which Mr. James and his wife are trustees.
(8)	Includes 35,355 shares in his 409A plan.
(9)	Includes 36,186 shares in his 401(k) plan. Excludes 358,588 shares to be issued pursuant to vested restricted stock units on December 31, 2012, or earlier at the discretion of the Compensation Committee.
(10)	Includes 7,551 shares in his 409A plan.
(11)	Includes 10,000 shares issuable upon exercise of vested options and 3,443 shares in her 409A plan.
(12)	Includes 4,108 shares in his 409A plan.
(13)	Includes 4,736 shares in his 401(k) plan. Excludes 9,903 shares to be issued pursuant to vested restricted stock units on December 31, 2012, or earlier at the discretion of the Compensation Committee.
(14)	Includes 17,318 shares in his 401(k) plan. Excludes 80,108 shares to be issued pursuant to vested restricted stock units on December 31, 2012, or earlier at the discretion of the Compensation Committee.
(15)	Includes 30,000 shares issuable upon exercise of vested options. Excludes 64,323 shares to be issued pursuant to vested restricted stock units on December 31, 2012, or earlier at the discretion of the Compensation Committee.

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PROPOSAL 2:

APPROVAL OF THE STILLWATER MINING COMPANY 2012 EQUITY INCENTIVE PLAN

 General

At the annual meeting, stockholders will be asked to approve the Stillwater Mining Company 2012 Equity Incentive Plan (the “Plan”), which was adopted by the Board on February 17, 2012, subject to stockholder approval.

The Plan is being submitted to the Company’s stockholders in order to: (1) approve the Plan; (2) ensure the Plan’s compliance with the Code; and (3) ensure its compliance with the NYSE Corporate Governance Standards concerning stockholder approval of equity compensation plans (the “Corporate Governance Standards”).

The Compensation Committee believes that the grant of cash-based and equity-based awards is a highly effective way to align the interests of management with those of the Company’s stockholders and provides a cost-effective means of recognizing employee contributions to the success of the Company. If this proposal is approved, the maximum number of shares reserved for issuance under the Plan will equal the sum of: (i) 5,000,000 shares; plus (ii) the number of shares outstanding under the Stillwater Mining Company 2004 Equity Incentive Plan (the “Prior Plan”) that are not subject to awards and the number of shares subject to awards that have been granted under the Prior Plan, that are outstanding as of April 26, 2012, or which expire, or for any reason are cancelled or terminated after such date without being exercised or before any applicable restrictions lapse, or are added back to Prior Plan or the Plan that is subject to this proposal pursuant to the terms of such plans, not to exceed 524,110 shares. The total number of shares reserved for issuance under the Plan will also be subject to equitable adjustments in the event of certain changes in corporate structure affecting the stock of the Company, as described in more detail in the Plan and below. Subject to stockholder approval of this Plan, no new awards will be granted under the Prior Plan.

Section 162(m) of the Code (“Section 162(m)”) denies a deduction by an employer for certain compensation in excess of $1,000,000 per year paid by a publicly held corporation to the following individuals who are employed at the end of the corporation’s taxable year (“Covered Employees”): the Chief Executive Officer and the three other most highly compensated executive officers (other than the Chief Executive Officer and the Principal Financial Officer) for whom compensation disclosure is required under the proxy rules. Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among the requirements for compensation to qualify for this exception is that the material terms pursuant to which the compensation is to be paid be disclosed to and approved by the stockholders in a separate vote prior to the payment of any such compensation, and that the plan be administered by “outside directors.” Accordingly, if the Plan is approved by stockholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the Plan will not be subject to the deduction limit of Section 162(m). We are asking in this proposal for your approval of the Plan and the performance goals that are applicable under the Plan where an award is intended to qualify as performance-based compensation under Section 162(m).

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The Corporate Governance Standards provide that stockholders must be given the opportunity to vote on all equity compensation plans and material revisions thereto. The Plan is an equity compensation plan (i.e., a plan that provides for the delivery of our common stock to our employees as compensation for their services) and we are asking in this proposal for your approval of the Plan in compliance with the Corporate Governance Standards.

On March 9, 2012 the closing price of the Company’s common stock on the NYSE was $13.26 per share.

Plan Description

The following is a summary of the material terms of the Plan and is qualified in its entirety by the full text of the Plan, which is attached to this proxy statement as Appendix A.

Purpose. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success and to provide incentives to participants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

Administration. Our Board or one or more committees appointed by our Board will administer the Plan. Our Board has delegated general administrative authority for the Plan to the Compensation Committee. A committee may delegate some or all of its authority with respect to the Plan to another committee, and certain authority may be delegated to one or more officers of the Company. To the extent necessary and desirable, the committee will be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this proposal as the “Administrator”).

The Administrator has broad authority under the Plan with respect to award grants and administration of the Plan including, without limitation, the authority:

•	to select participants and determine the type(s) of award(s) that they are to receive and to grant the awards;
•	to determine the number of shares and/or units that are to be subject to awards;
•	to determine the terms and conditions of awards, including the price (if any) to be paid for the shares, the restrictions applicable to awards and the conditions under which the restrictions shall lapse, and the performance goals and performance periods applicable to awards;

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•	to determine the terms and conditions of all award agreements and any other written instruments evidencing awards;
•	subject to the other provisions of the Plan, to make certain adjustments to an outstanding award and to authorize the substitution or cancellation of an award; and
•	subject to any required consents and certain limitations, to amend, alter or discontinue the Plan and to amend the terms of any award.

All decisions made by the Administrator pursuant to the provisions of the Plan will be final, conclusive and binding on all persons, including, but not limited to the Company and the Plan participants.

Eligibility. Persons eligible to receive awards under the Plan include officers, directors, employees, consultants or advisors of the Company or any of its subsidiaries.

Termination of or Changes to the Plan. The Board may amend or terminate the Plan at any time and in any manner. Stockholder approval for an amendment will be required only to the extent then required by applicable law, rule or regulation, including under Section 162(m) of the Code to preserve the intended tax consequences of the Plan. For example, stockholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the Plan, extend the maximum option period, change to class of eligible participants under the Plan, or reduce the exercise price of an outstanding option or SAR by amending the terms or canceling the award in exchange for a new award. Equitable adjustments as a result of certain corporate events will not, however, be considered an amendment requiring stockholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the Plan will terminate on February 17, 2022. Outstanding awards, as well as the Administrator’s authority with respect thereto, generally will continue following the expiration or termination of the Plan. Outstanding awards generally may be amended by the Administrator (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.

Share Limits. The maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the Plan equals the sum of: (1) 5,000,000 shares; plus (2) an amount not to exceed 524,110 shares, which includes (x) the number of shares subject to awards that have been granted under the Prior Plan, that are outstanding as of April 26, 2012, and which expire, or for any reason are cancelled or terminated after such date without being exercised or before any applicable restrictions lapse, or are added back to Prior Plan or the new Plan, pursuant to the terms of such plans, and (y) as of said date the number of shares that are available for issuance under the Prior Plan and are not subject to awards.

Subject to adjustment in the event of certain changes in corporate structure affecting the common stock of the Company, the following limits are also contained in the Plan:

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•	To the extent required to comply with Section 162(m) of the Code, the aggregate number of shares (other than cash-based awards) awarded to any one Plan participant during any calendar year may not exceed 500,000 shares.
•	To the extent required to comply with Section 162(m) of the Code, the aggregate amount of compensation to be paid to any one Plan participant in respect of all awards that are intended to constitute “performance-based compensation” denominated in cash in any calendar year is $3,000,000.

Shares that are subject to or underlie awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan will again be available for issuance under the Plan. To the extent shares are not delivered because the award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the Plan. In the event that shares are delivered in respect of an award, only the actual number of shares actually issued to participants will be considered in calculating the maximum number of shares available for delivery under the Plan. Shares surrendered or withheld as payment of either the exercise price of an award (including shares otherwise underlying a SAR that are retained by the Company to account for the grant price) and/or withholding taxes in respect of such an award will not be counted against the share limits of the Plan and will again be available for issuance. If any shares have been pledged as collateral for indebtedness incurred by a participant in connection with the exercise of an award and such shares are returned to the Company in satisfaction of such indebtedness, such shares will again be available for issuance. The foregoing adjustments are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation.

Types of Awards. The Plan authorizes performance awards, restricted stock, restricted stock units, stock options, stock appreciation rights (“SARs”), other awards denominated in cash or common stock of the Company, or any combination of the foregoing. Each award will be evidenced by an award agreement in the form approved by the Administrator setting forth all of the terms and conditions applicable to the award, consistent with the terms of the Plan. Payment of awards will be set forth in the award agreements and may be in the form of cash, stock, or combinations of cash and stock.

Performance Awards. The Administrator may grant awards that are intended to be performance-based awards within the meaning of Section 162(m) of the Code (which for purposes of the Plan and this summary are referred to as performance awards) to officers and key employees of the Company or one of its subsidiaries. Performance awards that are not intended to meet the requirements of Section 162(m) of the Code may be granted to any of the eligible participants under the Plan. Performance awards are in addition to any of the other types of awards that may be granted under the Plan (including options and SARs which may also qualify as performance-based awards for Section 162(m) purposes). Performance awards may be in the form of cash bonuses, restricted stock, restricted stock units or other rights.

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The grant, vesting, exercisability or payment of performance awards (and any other awards intended to meet the requirements of Section 162(m) of the Code other than options or SARs) will depend on the absolute or relative performance of the Company to a peer-group, unit or other market-measure basis. The Administrator will establish the criterion or criteria and target(s) on which performance will be measured. The Administrator must establish criteria and targets in advance of applicable deadlines under the Code and while the attainment of the performance targets remains substantially uncertain. The criteria that the Administrator may use for this purpose will include one or more of the following: total shareholder return; stock price increase; return on equity; return on capital; earnings per share; EBIT (earnings before interest and taxes); EBITDA (earnings before interest, taxes, depreciation and amortization); ongoing earnings; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital); EVA (economic value added); economic profit (net operating profit after tax, less a cost of capital charge); SVA (shareholder value added); revenues; net income; operating income; pre-tax profit margin; performance against business plan; market share; operating margins; credit rating; dividend payments; expenses; retained earnings; completion of acquisitions, divestitures and corporate restructurings; achievement of goals specified in the Company's annual business plan (which may include goals relating to safety, production, cash, costs and recycling) and individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals.

The performance goals may be subject to such later revisions as the Administrator deems appropriate to reflect significant unforeseen events such as changes in law, accounting practices or unusual or nonrecurring items or occurrences, subject to such limitations as may be required by Code Section 162(m). The performance goals may include a threshold level of performance below which no payment will be made, levels of performance at which specified payments will be made, and a maximum level of performance above which no additional payment will be made.

Performance awards may be paid in stock or in cash (in either case, subject to the limits described under “Share Limits” above). Before any performance award (other than an option or SAR) is paid, the Administrator must certify that the performance target or targets have been satisfied. The Administrator has discretion to determine the performance target or targets and any other restrictions or other limitations of performance awards and may reserve discretion to reduce payments below maximum award limits.

Restricted Stock and Restricted Stock Units. An award of restricted stock grants the recipient shares of stock subject to certain restrictions and an award of restricted stock units grants the recipient the right to receive shares of stock subject to certain restrictions. The Administrator will determine the restricted period applicable to awards of restricted stock or restricted stock units. Each Plan participant who receives restricted stock units will be eligible to receive, at the expiration of the applicable restricted period, one share of stock for each unit awarded. During the restricted period, the award recipient will not be permitted to sell, transfer, pledge or assign shares of restricted stock or restricted stock units, but the Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions based on such factors and such circumstances as the Administrator may determine, in its sole discretion.

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Stock Options. A stock option is the right to purchase shares of the Company’s common stock at a future date at a specified price per share (the “exercise price”). The exercise price will be determined by the Administrator at the time of grant but will not be less than the fair market value of the stock on such date. The maximum term of an option is ten years from the date of grant. All stock options granted under the Plan will be nonqualified stock options.

Stock Appreciation Rights. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Company’s common stock on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant. SARs may be granted in connection with awards of stock options or independently. The maximum term of a SAR is ten years from the date of grant.

Other Awards. The Administrator is authorized to grant other awards denominated in cash or stock of the Company, or a combination of cash and stock, consistent with the terms of the Plan. Such awards may contain performance goals and may constitute performance-based compensation intended to qualify for exemption under Section 162(m) of the Code.

Deferred Payment of Awards. The Administrator may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts. Any such deferrals and deferral elections will be made on a form as required by the Administrator and will comply with the requirements of Section 409A of the Code.

Change in Control. Except as otherwise provided in an award agreement or in an individual agreement between a Plan participant and the Company, effective as of the occurrence of a change in control, all outstanding awards held by the Participant (other than performance awards) shall become fully vested and exercisable and all restrictions on such awards will immediately lapse, subject to compliance with Section 409A, if applicable. In the case of stock options and SARs, the participant, in the discretion of the Administrator, (1) will have the right to exercise such options and SARs or (2) will be entitled to receive an amount in cash equal to the excess (if any) of (A) the product of (x) the number of shares subject to such options and SARs and (y) the per share consideration paid as of the date of the occurrence of the change in control for the shares pursuant the change in control, less (B) the aggregate exercise price of such options and SARs. Notwithstanding the summary above, in the event of a change in control, any outstanding performance awards (or other awards that in any case are intended to comply with the requirements for exemption under Code Section 162(m)) will immediately vest and the holder of such award will be entitled to a lump sum cash payment equal to the amount of such award otherwise payable at the end of the performance period as if 100% of the performance goals have been achieved and payment will be made to participants within thirty (30) days after the change in control.

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For purposes of the Plan, a change in control generally means the occurrence of any of the following events: (i) any person is or becomes the beneficial owner of securities of the Company representing fifty percent or more of the combined voting power of the Company’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office, cease for any reason to constitute at least a majority of the Board; or (iii) subject to certain exceptions, there is consummated a merger or consolidation of the Company or any subsidiary of the Company with any other corporation; or (iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Transfer Restrictions. Unless otherwise determined by the Administrator or provided in an award agreement, awards (other than restricted stock units and restricted stock) will not be transferable by a participant except by will or the laws of descent and distribution and will be exercisable during the lifetime of a participant only by such participant or his guardian or legal representative. Restricted stock units and restricted stock will not be transferable by a participant during the restricted period. Any purported transfer of an award in violation of the Plan or an award agreement will be null and void.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of a merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in corporate structure affecting the common stock of the Company (other than normal cash dividends).

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New Plan Benefits

All future grants under the Plan are within the discretion of the Administrator and the benefits of such grants are, therefore, not determinable.

The following table sets forth the number of shares of common stock subject to outstanding restricted stock units granted during 2011 under the Stillwater Mining Company 2004 Equity Incentive Plan.

Name and Position	Number of Units	Dollar Value (1)
Francis R. McAllister Chairman / Chief Executive Officer	187,003	$2,479,660
Gregory A. Wing Vice President / Chief Financial Officer	31,202	413,739
John R. Stark Executive Vice President / Chief Commercial Officer	36,772	487,597
Terrell I Ackerman Vice President, Corporate Development	16,134	213,937
Kevin G. Shiell Vice President, Mining Operations	14,716	195,134
Executive Group (Sum of the Named Executive Officers)	285,827	3,790,067
Non-Executive Director Group	26,137	346,577
Non-Officer Employee Group	75,495	1,001,064
(1)	Value is based on March 9, 2012 closing price of $13.26

Federal Income Tax Consequences of Awards under the Plan

The U.S. federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local, or international tax consequences.

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Options

All stock options granted under the Plan will be nonqualified stock options (“NQSOs”). With respect to NQSOs, the grantee will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the amount paid by the grantee for the shares. Upon a subsequent disposition of the shares received under the option, the grantee generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the disposition.

In general, the Company will receive an income tax deduction at the same time and in the same amount as the employee recognizes ordinary income.

Stock Appreciation Rights

The recipient of a grant of stock based SARs will not realize taxable income and the Company will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of an SAR, the recipient will realize ordinary income equal to the fair market value of any shares received at the time of exercise. In general, the Company will be entitled to a corresponding deduction, equal to the amount of income realized.

Section 409A of the Code

The American Jobs Creation Act of 2004 added Section 409A to the Code, which imposes restrictions on “nonqualified deferred compensation.” Code Section 409A generally applies to amounts deferred after December 31, 2004. Generally, options and SARs with an exercise price at least equal to the fair market value of the underlying stock on the date of grant and restricted stock will not be considered deferred compensation if such awards do not include any other feature providing for the deferral of compensation. Failure to follow the provisions of Section 409A of the Code can result in taxation to the grantee of a 20% excise tax and interest on the taxable amount and, depending on the state, additional state taxes. It is intended that payments and benefits under the Plan comply with or be exempt from Section 409A of the Code. If taxes or penalties under Section 409A of the Code are imposed on a grantee in connection with the Plan, such grantee will be solely responsible and liable for the satisfaction of all such taxes and penalties, and neither the Company nor any affiliate will have any obligation to indemnify or otherwise hold the grantee (or any beneficiary) harmless from any or all of such taxes or penalties.

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EQUITY COMPENSATION PLAN INFORMATION

The Company currently maintains one equity compensation plan: the Stillwater Mining Company 2004 Equity Incentive Plan, which has been approved by the Company’s stockholders. Stockholders are also being asked to approve the Stillwater Mining Company 2012 Equity Incentive Plan, as described above.

The following table sets forth the number of shares of common stock subject to outstanding options, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of December 31, 2011 under the Stillwater Mining Company 2004 Equity Incentive Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column)
Equity compensation plans approved by stockholders	1,669,564	$23.92	524,110

Equity compensation plans not approved by stockholders	[N/A]	[N/A]	[N/A]

Total	1,669,564	$23.92	(1)

(1)	The remaining shares available as of April 26, 2012, not to exceed 524,110 shares, will be available under the 2012 Equity Incentive Plan if stockholders approve Proposal 2.

The Board of Directors recommends a vote for Proposal 2.

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PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

Unless otherwise directed by the stockholders, shares represented by proxy at the meeting will be voted in favor of ratification of the appointment of KPMG LLP as the Company's independent registered accounting firm for the year ending December 31, 2012. A representative of KPMG LLP is expected to be present at the meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

The ratification of the appointment of KPMG LLP is being submitted to the stockholders because the Board believes this to be a good corporate practice. Should the stockholders fail to ratify this appointment, the Board will review the matter.

The affirmative vote of a majority of shares present is required for approval of Proposal 2. If you hold your shares in “street name,” your broker or other nominee will have discretionary authority to vote your shares on this proposal if you do not provide instructions as to how your shares should be voted.

Audit and Non-Audit Fees. The following table presents fees for professional attestation services rendered by KPMG LLP for the audit of the Company's annual consolidated financial statements and reviews of the quarterly consolidated financial statements for the years ended December 31, 2010, and December 31, 2011, and all other fees billed for other professional services rendered by KPMG LLP.

	2010	2011
Audit Fees (1)	$686,525	$740,400
Audit-Related Fees	$116,111	$103,850
Tax Fees	$0	$145,357

____________________________________________________________________

(1) Report on the consolidated financial statements of the Company as of and for the year ended December 31, 2011, including timely reviews of 2011 interim financial information - 3 quarters. Report on the consolidated financial statements of the Company as of and for the year ended December 31, 2010, including timely reviews of 2011 interim financial information – 3 quarters ($626,600) and reporting under International Financial Reporting Standards as of and for the year ended December 31, 2010 ($59,925).

The Audit Committee of the Board approved 100% of the fees mentioned above and determined that such fees are compatible with maintaining KPMG LLP's independence. For more information on the Audit Committee's Audit and Non-Audit Services Pre-Approval Policy see "Committees -- Audit Committee" above.

The Board of Directors recommends a vote for Proposal 3.

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PROPOSAL 4:
ADVISORY VOTE ON EXECUTIVE OFFICER COMPENSATION

The Compensation Discussion and Analysis beginning on page 22 of this proxy statement describes the Company’s executive compensation program and the compensation decisions made by the Compensation and Benefits Committee and the Board of Directors in 2011 with respect to our Chief Executive Officer and other officers named in the Summary Compensation Table on page 41 (who we refer to as the “named executive officers”). The Dodd-Frank Act enables Stillwater stockholders to vote, on an advisory or non-binding basis, on whether to approve the compensation of the Company’s named executive officers. The Company’s 2011 Annual Meeting of Stockholders included an advisory vote on the frequency of advisory votes on executive compensation. While this vote was non-binding, the Board carefully considered the outcome of the 2011 vote when deciding whether to include an advisory vote on executive compensation at the 2012 Annual Meeting of Stockholders. In 2011, the Board recommended approval of an annual advisory vote on executive compensation, and 90.8% of stockholder votes in 2011 were in favor of an annual advisory vote on executive compensation.

Brokers and other nominees will not have discretionary authority to vote your shares if you hold your shares in street name and do not provide instructions as to how your shares should be voted on this proposal. The Board of Directors is asking stockholders to cast a non-binding advisory vote on the following resolution:

“RESOLVED that the stockholders of Stillwater Mining Company (“Stillwater”) approve the compensation of the Stillwater executive officers named in the Summary Compensation Table, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the executive compensation tables and the related footnotes and narrative accompanying the tables).”

As we describe in the Compensation Discussion and Analysis, our executive compensation program embodies a pay-for-performance philosophy that supports Stillwater’s business strategy and aligns the interests of our executives with our stockholders. The Board believes this link between compensation and the achievement of our short and long-term business goals has helped drive Stillwater’s performance over time, particularly during the recent difficult economic conditions. At the same time, we believe our program does not encourage excessive risk-taking by management. In addition, the compensation actions taken for 2011 reflect Stillwater’s commitment to maintaining profitability and creating stockholder value in the current economic climate.

For these reasons, the Board is asking stockholders to support this proposal. While the advisory vote we are asking you to cast is non-binding, the Compensation and Benefits Committee and the Board value the views of our stockholders and will take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

The Board of Directors recommends a vote for Proposal 4.

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STOCKHOLDER PROPOSALS

The rules of the SEC permit stockholders of a Company to present proposals for stockholder action in the Company's proxy statement, where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules. The Company's Annual Meeting of Stockholders for fiscal year 2012 is expected to be held on or about April 26, 2013, and proxy materials in connection with that meeting are expected to be mailed on or about March 23, 2013. Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or about March 8, 2013. The Company's By-Laws also include procedures to be followed for stockholder proposals for stockholder action, including the nomination of directors.

ADDITIONAL INFORMATION

The Company may satisfy SEC rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more Company stockholders. This delivery method is referred to as "householding" and can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company has delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received from impacted stockholders prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the proxy statement and/or annual report, as requested, to a stockholder at a shared address to which a single copy of these documents was delivered. If you hold stock as a registered stockholder and prefer to receive separate copies of a proxy statement or annual report either now or in the future, contact the Company at 1-406-373-8700 or please send a written request to Stillwater Mining Company, 1321 Discovery Drive, Billings, Montana 59102, Attention: Secretary. If your stock is held through a broker or bank and you prefer to receive separate copies of a proxy statement or annual report either now or in the future, please contact such broker or bank. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future notices or annual meeting materials for your household, please contact the Company at the above phone number or address.

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GENERAL

The Board knows of no matters other than the foregoing to be brought before the meeting. The enclosed proxy, however, gives discretionary authority in the event that any additional matters should be presented.

By Order of the Board,

Brent R. Wadman

Deputy General Counsel & Corporate Secretary

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Exhibit A

STILLWATER MINING COMPANY
2012 EQUITY INCENTIVE PLAN

Section 1. General Purpose of Plan; Definitions.

The Company adopted the Stillwater Mining Company 2012 Equity Incentive Plan (the "Plan") effective February 17, 2012, subject to approval of the stockholders of the Company at the annual meeting of stockholders held on April 26, 2012 (the date of such stockholder approval, the "Effective Date").  The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants who are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

For purposes of the Plan, the following terms shall be defined as set forth below:

1.	"Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 hereof.

2.	"Award" means a grant of a Performance Award, Restricted Stock, Restricted Stock Unit, Stock Option, Stock Appreciation Right, Other Stock- or Cash-Based Award, or any combination of the foregoing, to a Participant under the Plan.

3.	"Award Agreement" means an agreement entered into with a Participant in connection with an Award.

4.	"Board" means the Board of Directors of the Company.

5.	"Cause" means, except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, (a) a Participant's conviction of or guilty plea to the commission of an act or acts constituting a felony under the laws of the United States or any state thereof; (b) action by a Participant involving personal dishonesty, theft or fraud in connection with the Participant's duties as an employee, director, consultant or advisor of the Company or a Subsidiary; or (c) if applicable, a breach of any one or more material terms of a Participant's employment agreement with the Company.

6.	"Change in Control" means the occurrence of any of the following events:

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(a)	any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; or

(b)	during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened proxy contest, including a consent solicitation relating to an election of directors of the Company and other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 1(6)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

(c)	there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (as defined in Section 6(a) above) acquires more than fifty percent (50%) of the combined voting power of the Company's then outstanding securities; or

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(d)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred (i) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions or (ii) with respect to any Award subject to Section 409A, unless the applicable event also constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A.

7.	"Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

8.	"Committee" means the Compensation Committee of the Board or such other committee of the Board as the Board may from time to time designate to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) and Rule 16b-3 under the Exchange Act. The Committee may delegate its authority under the Plan to a sub-committee or to one or more senior executive officers of the Company to the extent such delegation is appropriate under Section 162(m) and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

9.	"Company" means Stillwater Mining Company (or any successor corporation).

10.	"Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code.

11.	"Disability" means (a) the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Subsidiary by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; or (b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an affiliate thereof, in either case of (a) or (b), for purposes of complying with and to the extent as may be required under Section 409A.

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12.	"Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Subsidiary.

13.	"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

14.	"Fair Market Value" means, as of any given date, with respect to any Awards granted hereunder, (a) if the Stock is publicly traded, the closing sale price of a share of Stock on the national securities exchange on which the Company's equity securities are principally listed or traded for the last preceding date on which there was such a trade; (b) if the Stock is then traded in an over-the-counter market, the average of the closing bid and asked prices for the Stock in such over-the-counter market for the last preceding date on which there was a sale of such Stock in such market; (c) the fair market value of a share of Stock as determined in accordance with a method prescribed in the Award Agreement or (d) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion, and, as required, in compliance with Section 409A.

15.	"Good Reason" means, except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, without a Participant's written consent, (1) a material diminution or change, adverse to Participant, in Participant's authority, duties or responsibilities within the Company, or a removal of Participant from or any failure to elect or re-elect or, as the case may be, nominate Participant to any such positions or offices, including as a member of the Board; (2) a material decrease in Participant’s annual base salary or target bonus award opportunity (other than an across-the-board reduction on a percentage basis for all other similarly situated employees); (3) a material reduction in the aggregate benefits for which Participant is eligible under the Company’s benefit plans (other than an across-the-board reduction in the aggregate benefits for all other similarly situated employees); (4) any other failure by the Company to perform any material obligation under, or breach by the Company of any material provision of, the terms of Participant’s employment; (5) upon relocation of Participant outside of the State of Montana; (6) any failure to secure the agreement of any successor corporation or other entity to the Company to fully assume the Company's obligations under any written employment agreement between Participant and the Company; or (7) the Company and its successor(s) shall discontinue the business of the Company, provided, that, that Participant must (x) provide the Company with written notice of Participant's intent to terminate employment and a description of the event Participant believes to constitute Good Reason within thirty (30) days after the initial existence of the event and (y) the Company shall have ninety (90) days after Participant provides the notice described above to cure the default that constitutes Good Reason (the “Cure Period”). Participant will have five (5) days following the end of the Cure Period to terminate employment, after which Good Reason will no longer exist.

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16.	"Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships of the Participant.

17.	"Nonqualified Stock Option" means an option to purchase Stock that is not an incentive stock option under Section 422 of the Code.

18.	"Other Stock- or Cash-Based Award" means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock, including, but not limited to, unrestricted Stock, or which may be payable in cash.

19.	"Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 hereof, to receive an Award.

20.	"Performance Award" means an incentive compensation award, granted pursuant to Section 5 hereof, which is contingent upon the attainment of Performance Goals with respect to a Performance Period.

21.	"Performance Criteria" means the performance criteria upon which the grant, payment or vesting of an Award intended to qualify for exemption under Section 162(m) may be based, which may include the following business measures: total shareholder return; stock price increase; return on equity; return on capital; earnings per share; EBIT (earnings before interest and taxes); EBITDA (earnings before interest, taxes, depreciation and amortization); ongoing earnings; cash flow (including operating cash flow, free cash flow, discounted cash flow return on investment, and cash flow in excess of costs of capital); EVA (economic value added); economic profit (net operating profit after tax, less a cost of capital charge); SVA (shareholder value added); revenues; net income; operating income; pre-tax profit margin; performance against business plan; market share; operating margins; credit rating; dividend payments; expenses; retained earnings; completion of acquisitions, divestitures and corporate restructurings; achievement of goals specified in the Company's annual business plan (which may include goals relating to safety, production, cash, costs and recycling) and individual goals based on objective business criteria underlying the goals listed above and which pertain to individual effort as to achievement of those goals. The Performance Criteria may be applied with respect to the Company, any Subsidiary or any business unit, or, if applicable, any Participant, and may be measured on an absolute or relative to a peer-group or other market measure basis.

22.	"Performance Goals" means the performance goals related to the vesting of an Award, as determined by the Committee in its sole discretion and as set forth in an Award Agreement, which may be based on attaining performance targets relating to one or more business criteria, including without limitation the Performance Criteria defined herein.

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23.	"Performance Period" means the period of time set forth in the applicable Award Agreement that is used to measure the attainment of Performance Goals.

24.	"Restricted Stock" means shares of Stock subject to certain restrictions granted pursuant to Section 6 hereof.

25.	"Restricted Stock Units" means the right to receive shares of Stock subject to certain restrictions granted pursuant to Section 6 hereof.

26.	"Section 162(m)" means Section 162(m) of the Code and the regulations thereunder.

27.	"Section 409A" means Section 409A of the Code and the regulations thereunder.

28.	"Stock" means the common stock, par value $.01 per share, of the Company.

29.	"Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 8 hereof entitling a Participant to receive an amount, representing the difference between the base price per share of the right and the Fair Market Value of a share of Stock on the date of exercise.

30.	"Stock Option" means an option to purchase shares of Stock granted pursuant to Section 7 hereof that is a Nonqualified Stock Option.

31.	"Subsidiary" means (a) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain or (b) any partnership in which the Company and/or any Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

Section 2. Administration.

2.1. The Administrator. The Plan shall be administered in accordance with the requirements of Section 162(m) (but only to the extent necessary and desirable to maintain qualification of Awards under Section 162(m)) and, to the extent applicable, Rule 16b-3 under the Exchange Act by the Board or, at the Board's sole discretion, by the Committee.

2.2. Powers of the Administrator. Pursuant to the terms of the Plan, the Administrator is authorized to do all things necessary or desirable in connection with the authorization of Awards and administration of the Plan (and in the case of the Committee or delegation to one of more officers, within the authority delegated to the Committee or person(s)), including but not limited to, the authority to:

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(a)	select those Eligible Recipients who shall be Participants;

(b)	determine whether and to what extent Awards are to be granted hereunder to Participants, and to grant such Awards;

(c)	determine the number of shares of Stock and/or units to be covered by each Award;

(d)	determine the price, if any, to be paid by the Participant for the acquisition of an Award; and

(e)	determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award, Award Agreement and any other written instrument evidencing Awards, including, but not limited to, (x) the restrictions applicable to any Awards and the conditions under which such restrictions shall lapse, and (y) the Performance Goals and Performance Periods applicable to any Awards.

The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan, any Award and any Award Agreements, and to otherwise supervise the administration of the Plan. The Administrator may grant more than one Award to a Participant at a time and more than one Award for each Participant may be outstanding concurrently hereunder. The Awards granted by the Administrator need not contain the same provisions with respect to each Participant.

All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including, but not limited to the Company and the Participants.

Section 3. Stock Subject to Plan.

3.1. Shares Available. Subject to Section 3.4 hereof, the Stock reserved and available for issuance under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. The total number of shares of Stock reserved and available for issuance under the Plan is equal to the sum of the following:

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(a)	5,000,000 shares of Stock; plus

(b)	the number of shares of Stock subject to awards that have been granted under the Stillwater Mining Company 2004 Equity Incentive Plan (the "Prior Plan"), that are outstanding as of April 26, 2012, and which expire, or for any reason are cancelled or terminated after such date without being exercised or before any applicable restrictions lapse, or are added back to Prior Plan or this Plan pursuant to the terms of such plans, and as of said date the number of shares of Stock that are available for issuance under the Prior Plan and are not subject to awards, in the aggregate not to exceed 524,110 shares of Stock.

3.2. Share Limits. Subject to Section 3.4 hereof, the following limits shall also apply with respect to Awards:

(a)	To the extent required to comply with Section 162(m), the aggregate number of shares of Stock subject to Awards (other than cash-based Awards) awarded to any one Participant during any calendar year may not, subject to adjustment as provided in Section 3.4 hereof, exceed 500,000 shares.

(b)	To the extent required to comply with Section 162(m), the aggregate amount of compensation to be paid to any one Participant in respect of all Awards that are intended to constitute "performance-based compensation" denominated in cash in any calendar year is $3,000,000.

For the avoidance of doubt, subject to stockholder approval of this Plan, no new awards shall be granted under the Prior Plan. Each of the foregoing numerical limits is subject to adjustment as contemplated in Section 3.4 hereof.

3.3. Share Recapture. Shares of Stock that are subject to or underlie Awards which expire or for any reason are cancelled, terminated, forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for issuance in connection with future Awards granted under the Plan. To the extent shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. In the event that shares of Stock are delivered in respect of an Award, only the actual number of shares of Stock actually issued to Participants shall be considered in calculating the maximum number of shares of Stock available for delivery under the Plan. Shares of Stock surrendered or withheld as payment of either the exercise price of an Award (including shares otherwise underlying an Award of a SAR that are retained by the Company to account for the grant price of such SAR) and/or withholding taxes in respect of such an Award shall not be counted against the share limits of this Plan and shall again be available for issuance in connection with future Awards. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of an Award and such shares of Stock are returned to the Company in satisfaction of such indebtedness, such shares of Stock shall again be available for issuance. The foregoing adjustments to the share limits are subject to any applicable limitations under Section 162(m) with respect to Awards intended as performance-based compensation thereunder.

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3.4. Equitable Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, extraordinary cash dividend or other change in corporate structure affecting the Stock (other than normal cash dividends), an equitable substitution or proportionate adjustment shall be made in (a) the aggregate number of shares of Stock reserved for issuance under the Plan; (b) the kind, number and price of shares of Stock subject to outstanding Stock Options and SARs granted under the Plan; (c) the kind, number and purchase price of shares of Stock subject to outstanding awards of Restricted Stock, Restricted Stock Units, and Other Stock- or Cash-Based Awards, as applicable, granted under the Plan; and (d) Performance Goals appropriate to any outstanding Performance Awards or any other Awards that are intended to qualify for exemption under Section 162(m) (subject to such limitations as appropriate under Section 162(m)), in each case as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Any fractional shares resulting from the adjustments described in this Section 3.4 shall be eliminated. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards and payment in cash or other property therefor. Any Awards with an aggregate exercise price or part thereof canceled that is greater than the aggregate Fair Market Value of the shares of Stock subject to the Award or part thereof canceled, may be cancelled for no consideration. Notwithstanding the foregoing, any such adjustments shall be made in a manner consistent with the requirements of Section 409A.

Section 4. Eligibility; Award Agreements; Deferrals.

4.1. Eligibility. Eligible Recipients shall be eligible to be granted Awards. The Participants shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients.

4.2. Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement in a form approved by the Administrator setting forth all of the terms and conditions applicable to the Award as determined by the Administrator consistent with the Plan. Payment of Awards shall be set forth in the Award Agreements and may be in the form of cash, Stock, or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose.

4.3. Deferrals. The Administrator may also require or permit Participants to elect to defer the issuance of shares or the settlement of Awards in cash under such rules and procedures as it may establish. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts. Any such deferrals and deferral elections shall be made on a form as required by the Administrator and shall comply with the requirements of Section 409A.

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Section 5. Performance Awards.

5.1. General Terms. The Administrator is authorized to grant Performance Awards to Eligible Recipients (but limited to officers or other key employees of the Company or of any Subsidiary) that are intended to qualify for exemption under Section 162(m), as well as Performance Awards to Eligible Recipients that are not intended to so qualify. Performance Awards granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve, which shall include one or more Performance Periods and Performance Goals to be achieved during the applicable Performance Periods, as well as such other restrictions and conditions as the Committee deems appropriate. The Performance Goals may be subject to such later revisions as the Committee shall deem appropriate to reflect significant unforeseen events such as changes in law, accounting practices or unusual or nonrecurring items or occurrences, subject to such limitations as may be required by Section 162(m).

5.2. Cash Bonus. Without limiting Section 5.1 hereof, the Administrator may grant Performance Awards to any Eligible Recipients in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Participant which are intended to qualify for exemption under Section 162(m) shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Sections 5.4 and 5.5 hereof.

5.3. Payment. At the end of the Performance Period, the Committee shall determine the extent to which Performance Goals have been attained or a degree of achievement between minimum and maximum levels in order to establish the level of payment to be made, if any. Performance Awards may be payable in Stock or cash or a combination thereof, at the discretion of the Committee, and may be granted in the form of Restricted Stock Units.

5.4. Performance Goals and Criteria. The payment or vesting of a Performance Award intended to qualify for exemption under Section 162(m) shall be based on the attainment of Performance Goals relating to the Performance Criteria. In the case of Performance Awards that are not intended to qualify for exemption under Section 162(m), the Committee shall designate performance criteria from among the specified Performance Criteria or such other business criteria as it shall determine it its sole discretion. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur).

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5.5. Section 162(m) Requirements. In the case of a Performance Award or as applicable with respect to any other Award that is intended to comply with the requirements for exemption under Section 162(m), the Committee shall make all determinations necessary to establish the Award within ninety (90) days of the beginning of the Performance Period (or such other time period required under Section 162(m)), including, without limitation, the designation of the Participants to whom Performance Awards (or other 162(m) compliant Awards) are made, the Performance Criteria applicable to the Award and the Performance Goals that relate to such Performance Criteria, and the dollar amounts or number of shares of Stock payable upon achieving the applicable Performance Goals. As and to the extent required by Section 162(m), the terms of an Award intended to comply with Section 162(m) shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant, and shall preclude discretion to increase the amount of compensation payable that would otherwise be due under the terms of the Award, and, prior to the payment of such compensation, the Committee shall have certified in writing that the applicable Performance Goal has been satisfied. The Administrator's authority to grant new Awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) (other than qualifying Stock Options and SARs) shall terminate upon the first (1st) meeting of the Company's stockholders that occurs after the fifth (5th) year following the year in which the Company's stockholders first approve this Plan.

Section 6. Restricted Stock; Restricted Stock Units.

6.1. General Terms. Awards of Restricted Stock and/or Restricted Stock Units may be issued either alone or in addition to other Awards. The Administrator shall determine the Restricted Period (as defined below) applicable to Awards of Restricted Stock or Restricted Stock Units and all other conditions of such Awards. Subject to the requirements of Section 162(m), as applicable, the Administrator may also condition the grant of Restricted Stock or Restricted Stock Units upon the exercise of Stock Options or SARs, or upon such other criteria as the Administrator may determine, in its sole discretion.

6.2. Certificates. Except as otherwise provided in Section 6.3 hereof, each Participant who is granted an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, and such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award. Each Participant who receives Restricted Stock Units shall be eligible to receive, at the expiration of the applicable Restricted Period, one share of Stock for each unit awarded, and the Company shall issue to each such Participant that number of shares of Stock.

6.3. Restrictions. Subject to the provisions of the Plan and the Award Agreement governing any such Award, during such period as may be set by the Administrator commencing on the date of grant (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock or Restricted Stock Units awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the Participant's termination of employment or service as a director, consultant or advisor to the Company or any Subsidiary or the Participant's death or Disability. Except as provided in this Section 6.3, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Stock during the Restricted Period. Participants who receive Restricted Stock Units shall have no rights as stockholders with respect to such Restricted Stock Units until such time as share certificates for Stock are issued to the Participants.

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Section 7. Stock Options.

7.1. General Terms. Stock Options may be granted alone or in addition to other Awards granted under the Plan. Stock Options shall be subject to the following terms and conditions as set forth below in this Section 7 and shall contain such additional terms and conditions as set forth in an Award Agreement with the Company, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

7.2. Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than the Fair Market Value of the Stock on such date.

7.3. Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted.

7.4. Exercisability; Method of Exercise. Each Stock Option shall be exercisable at such time or times and subject to such terms and conditions, as shall be determined by the Administrator in the applicable Award Agreement; provided, however, that the Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installments at any time, in whole or in part, based on such factors as the Administrator may determine, including but not limited to in connection with any Change in Control of the Company. Subject to this Section 7.4, Stock Options may be exercised in whole or in part after vesting at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator; (ii) in the form of unrestricted Stock already owned by the Participant which, (x) in the case of unrestricted Stock acquired upon exercise of an option, has been owned by the Participant for more than six (6) months on the date of surrender, and (y) has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised; (iii) by withholding from delivery shares of Stock for which the Stock Option is otherwise exercised; (iv) by any other form of consideration approved by the Administrator and permitted by applicable law or (v) any combination of the foregoing. A Participant shall generally have the rights of a stockholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13.2 hereof.

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Section 8. Stock Appreciation Rights.

8.1. General. SARs may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). Subject to Section 409A, Related Rights may be granted either at or after the time of the grant of such Stock Option. Notwithstanding the foregoing, no Related Right may be granted for more shares than are subject to the Stock Option to which it relates and any SAR must be granted with an exercise price not less than the Fair Market Value of the Stock on the date of grant.

8.2. Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Stock subject to a SAR until the Participant has given written notice of the exercise thereof, has paid in full for such shares and has satisfied the requirements of Section 13.5 hereof, and the shares are delivered to the Participant.

8.3. Exercisability. SARs that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement. SARs that are Related Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable.

8.4. Payment Upon Exercise.

(a)	Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of shares of Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of shares in respect of which the Free Standing Right is being exercised.

(b)	A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of shares of Stock equal in value to the excess of the Fair Market Value as of the date of exercise over the exercise price specified in the related Stock Option multiplied by the number of shares in respect of which the Related Right is being exercised. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

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8.5. Term. The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted. The term of each Related Right shall be the term of the Stock Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

Section 9. Other Stock- or Cash-Based Awards.

The Administrator is authorized to grant Awards to Participants in the form of Other Stock- or Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, including any Performance Goals and Performance Periods. Other Stock- or Cash-Based Awards may constitute performance-based compensation intended to qualify for exemption under Section 162(m), provided such Awards are granted with Performance Goals that are based on the Performance Criteria set forth herein and otherwise satisfy the requirements for such exemption as set forth in the Plan and under Section 162(m). The Administrator may establish other rules applicable to the Other Stock- and Cash-Based Awards as it may determine in its discretion.

Section 10. Change in Control. Except as otherwise provided in an Award Agreement or in an individual agreement between a Participant and the Company, effective as of the occurrence of a Change in Control:

(a)	All outstanding Awards held by the Participant (other than Performance Awards as described in Section 10(b)) shall become fully vested and exercisable and all restrictions on such Awards shall immediately lapse, subject to compliance with Section 409A, if applicable, and, in the case of Stock Options and Stock Appreciation Rights, the Participant, in the discretion of the Administrator, (1) shall have the right to exercise such Options and Stock Appreciation Rights or (2) shall be entitled to receive an amount in cash equal to the excess (if any) of (A) the product of (x) the number of shares subject to such Options and Stock Appreciation Rights and (y) the per share consideration paid as of the date of the occurrence of the Change in Control for the shares pursuant the Change in Control, less (B) the aggregate exercise price of such Options and Stock Appreciation Rights,

(b)	Each Performance Award shall immediately vest and the holder of such Performance Award shall be entitled to a lump sum cash payment equal to the amount of such Performance Award otherwise payable at the end of the Performance Period as if 100% of the Performance Goals have been achieved. Payment shall be made to Participants within thirty (30) days after such Change in Control.

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Section 11. Amendment and Termination.

The Board or the Committee may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant's consent, or that, without the approval of the stockholders (as described below), would:

(a)	except as provided in Section 3 hereof, increase the total number of shares of Stock reserved for issuance under the Plan;

(b)	change the class of officers, directors, employees, consultants and advisors eligible to participate in the Plan; or

(c)	extend the maximum option period under the Plan.

Notwithstanding the foregoing, stockholder approval under this Section 11 shall only be required at such time and under such circumstances as stockholder approval would be required under Section 162(m) or other applicable law, rule or regulation with respect to any material amendment to an employee benefit plan of the Company. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, except as otherwise specifically provided herein, no such amendment shall impair the rights of any Participant without his or her consent; provided, however, that the Administrator may not reduce the exercise price of an outstanding Stock Option or SAR by amending the terms of such Stock Option or SAR or by canceling such Stock Option or SAR in exchange for cash or the grant of a new Award without first obtaining approval from the stockholders of the Company.

To the extent that the Committee determines that the restrictions imposed by the Plan preclude achievement of the Plan's material purposes in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices outside of the United States.

Section 12. Unfunded Status of Plan.

The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 13. General Provisions.

13.1. Compliance With Laws. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

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13.2. Representations; Legends. The Administrator may require each person acquiring shares of Stock hereunder to represent to and agree with the Company in writing that such person is acquiring the shares of Stock without a view to distribution thereof. The certificates for such shares of Stock may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer. All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

13.3. Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval, if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

13.4. Employment or Service. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

13.5. Tax Withholding. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the wages and gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. The Company may, to the extent permitted by law, in lieu of the payment of cash by the Participant, satisfy its tax withholding obligation by withholding Stock due and payable to the Participant pursuant to an Award.

13.6. Indemnification. No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

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13.7. Transfer of Awards. Unless otherwise determined by the Administrator or provided in an Award Agreement:

(a)	Awards (other than Awards of Restricted Stock and/or Restricted Stock Units) shall not be transferable by a Participant except by will or the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative, and

(b)	During the Restricted Period, Awards of Restricted Stock and Restricted Stock Units shall not be subject in any manner to sale, transfer, pledge, assignment, encumbrance, division or other disposition, whether by operation of law or otherwise and whether voluntarily or involuntarily, including any division of property incident to a divorce or other allocation of marital property.

Any purported transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such shares of Stock.

13.8. Section 409A. Notwithstanding any provision to the contrary in this Plan, to the extent necessary to avoid the imposition of any taxes under Section 409A, no payment or distribution under this Plan that becomes payable by reason of a Participant's termination of employment with the Company will be made to such Participant unless such Participant's termination of employment constitutes a "separation from service" (as such term is defined in Section 409A). For purposes of this Plan, each amount to be paid or benefit to be provided shall be construed as a separate identified payment for purposes of Section 409A. If a Participant is a "specified employee" as defined in Section 409A and, as a result of that status, any portion of the payments under this Plan would otherwise be subject to taxation pursuant to Section 409A, such Participant shall not be entitled to any payments upon a termination of his or her employment until the earlier of (i) the expiration of the six (6)-month period measured from the date of such Participant's "separation from service" (within the meaning of Section 409A) or (ii) the date of such Participant's death. Upon the expiration of the applicable Section 409A deferral period, all payments and benefits deferred pursuant to this Section (whether they would have otherwise been payable in a single sum or in installments in the absence of such deferral) shall be paid or reimbursed to such Participant in a lump sum as soon as practicable, but in no event later than thirty (30) days following such expired period), and any remaining payments due under this Plan will be paid in accordance with the normal payment dates specified for them herein.

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13.9. Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Participant, his executor, administrator and permitted transferees and beneficiaries.

13.10. Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

13.11. Fractional Shares. No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding down.

Section 14. Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware without giving effect to the conflict of laws principles thereof.

Section 15. Stockholder Approval; Effective Date of Plan.

The grant of any Award hereunder shall be contingent upon stockholder approval of the Plan being obtained within twelve (12) months before or after the date the Board adopts the Plan. Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of the Effective Date.

Section 16. Term of Plan.

No Award shall be granted on or after the tenth (10th) anniversary of the date the Board approved and adopted the Plan, but Awards theretofore granted may extend beyond that date.

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STILLWATER MINING COMPANY

PROXY SOLICITED ON BEHALF OF THE BOARD FOR
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 26, 2012.

The undersigned hereby appoints Francis R. McAllister and Brent R. Wadman as proxies with full power of substitution to vote all shares of stock of Stillwater Mining Company of record in the name of the undersigned at the close of business on March 9, 2012 at the Annual Meeting of Stockholders to be held on April 26, 2012 at 2:00 p.m.. (Mountain Daylight Time) in Room 117, MSU-B College of Technology, 3803 Central Avenue, Billings, Montana 59102 or at any postponements or adjournments, hereby revoking all former proxies.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 26, 2012.

The proxy statement, proxy card, and the Annual Report on Form 10-K for the year ended December 31, 2011, are available on our website at www.stillwatermining.com in the Investor Relations section.

IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

(Continued and to be voted on reverse side.)

Annual Meeting Proxy Card - Common

The Board of Directors recommends a vote for each of the following proposals:

1. Election of Directors

	For	Withhold		For	Withhold		For	Withhold
01–Craig L. Fuller	____	____	04-Michael S. Parrett	____	____	07-Michael Schiavone	____	____
02–Patrick M. James	____	____	05-Francis R. McAllister	____	____
03–Steven S. Lucas	____	____	06-Sheryl K. Pressler	____	____

2. Approval of the Stillwater Mining Company 2012 Equity Incentive Plan

	For	Against	Abstain
To approve the Stillwater Mining Company 2012 Equity Incentive Plan.	____	____	____

3. Ratification of the Appointment of KPMG LLP

	For	Against	Abstain
To ratify the appointment of KPMG LLP as the Company's independent registered accounting firm for 2012.	____	____	____

4. Executive Compensation

	For	Against	Abstain
An advisory vote on Executive Officer Compensation.	____	____	____

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

C. Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE: PLEASE SIGN NAME(S), EXACTLY AS SHOWN ABOVE. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR OR GUARDIAN, GIVE FULL TITLE AS SUCH. WHEN SHARES HAVE BEEN ISSUED IN THE NAMES OF TWO OR MORE PERSONS, ALL SHOULD SIGN.

Signature 1:

Signature 2:

Date (mm/dd/yy):

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